                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                        BIOSANTE PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                [BIOSANTE LOGO]


              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 13, 2001


TO THE SHAREHOLDERS OF BIOSANTE PHARMACEUTICALS, INC.:

     The Annual and Special Meeting of Shareholders of BioSante Pharmaceuticals, Inc., a Wyoming corporation, will be held on Wednesday, June 13, 2001, at 1:00 p.m., local time, at the American Airlines Admirals Club, Terminal 3, O'Hare International Airport, Chicago, Illinois, for the following purposes:

     1. To elect nine persons to serve as directors until our next annual meeting of shareholders or until their respective successors are elected and qualified.

     2. To consider a proposal to amend our 1998 Stock Option Plan to increase the number of shares of common stock reserved for issuance under the plan by 1,500,000 shares, from 7,000,000 shares to 8,500,000 shares.

     3. To consider a proposal to change our state of incorporation from Wyoming to Delaware.

     4. To consider a proposal to ratify the appointment of Deloitte & Touche L.L.P. as our independent auditors for the fiscal year ending December 31, 2001.

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     With respect to proposal 3 to approve the reincorporation of our company, shareholders of the company have the right to dissent and obtain payment for their shares by complying with the terms and procedures of Article 13 of the Wyoming Business Corporation Act, copies of which are included as Appendix E to the proxy statement accompanying this notice.

     Only shareholders of record at the close of business on April 23, 2001 will be entitled to notice of, and to vote at, the meeting and any adjournments thereof. It is important that your shares be represented and voted at the meeting. Please mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided.

                                           By Order of the Board of Directors,


                                           /s/ Phillip B. Donenberg


                                           Phillip B. Donenberg
                                           SECRETARY
May 11, 2001
Lincolnshire, Illinois

================================================================================
IMPORTANT: THE PROMPT RETURN OF YOUR PROXY CARD WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES OR FROM CANADA.
================================================================================

                                TABLE OF CONTENTS


                                                                                                               PAGE

INFORMATION CONCERNING THE ANNUAL AND SPECIAL MEETING.............................................................1

   Date, Time, Place and Purposes.................................................................................1
   Shareholders Entitled to Vote..................................................................................1
   Proxies........................................................................................................1
   Revocation of Proxies..........................................................................................1
   Quorum Requirement.............................................................................................2
   Vote Required..................................................................................................2
   Proxy Solicitation Costs.......................................................................................2

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT.......................................................3


ELECTION OF DIRECTORS (PROPOSAL 1)................................................................................5

   Number of Directors............................................................................................5
   Nominees for Director..........................................................................................5
   Vote Required..................................................................................................5
   Board Recommendation...........................................................................................6
   Information About Nominees.....................................................................................6
   Other Information About Nominees...............................................................................7
   Information About the Board of Directors and its Committees....................................................8
   Director Compensation..........................................................................................8
   Audit and Finance Committee Report.............................................................................9
   Membership of the Audit and Finance Committee..................................................................9
   Review of BioSante's Audited Financial Statements for the Fiscal Year Ended December 31, 2000..................9

EXECUTIVE COMPENSATION AND OTHER BENEFITS........................................................................10

   Summary of Cash and Other Compensation........................................................................10
   Option Grants in Last Fiscal Year.............................................................................10
   Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values.............................11
   Employment Agreements.........................................................................................11
   Change in Control Arrangements................................................................................11

RELATED PARTY RELATIONSHIPS AND TRANSACTIONS.....................................................................12

   Director Relationships........................................................................................12
   May 1999 Private Placement....................................................................................12
   April 2001 Private Placement..................................................................................12

PROPOSAL TO AMEND OUR 1998 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR
ISSUANCE (PROPOSAL 2)............................................................................................13

   Proposed Amendment............................................................................................13
   Purpose of the Amendment......................................................................................13
   Summary of the 1998 Stock Option Plan.........................................................................13
   Federal Income Tax Consequences...............................................................................15
   Options Under the Option Plan.................................................................................17
   Vote Required.................................................................................................17


   Board Recommendation..........................................................................................17

PROPOSAL TO REINCORPORATE IN DELAWARE (PROPOSAL 3)...............................................................18

   Introduction..................................................................................................18
   Treatment of Stock Options and Warrants.......................................................................18
   Directors and Officers........................................................................................19
   Effective Time of Reincorporation.............................................................................19
   Exchange of Stock Certificates................................................................................19
   Principal Reasons for Changing Our State of Incorporation.....................................................19
   Effects of Reincorporation in Delaware........................................................................20
   Certificate of Incorporation and Bylaws to be in Effect After the Reincorporation.............................20
   Significant Differences Between the Corporation Laws of Wyoming and Delaware..................................20
   Federal Income Tax Consequences of the Merger.................................................................28
   Dissenters' Rights............................................................................................28
   Vote Required.................................................................................................31
   Board Recommendation..........................................................................................31

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS (PROPOSAL 4)...................................................32

   Appointment of Auditors.......................................................................................32
   Principal Accounting Fees.....................................................................................32
   Financial Information Systems Design and Implementation Fees..................................................32
   All Other Fees................................................................................................32
   Vote Required.................................................................................................32
   Board Recommendation..........................................................................................32

OTHER MATTERS....................................................................................................33

   Section 16(a) Beneficial Ownership Reporting Compliance.......................................................33
   Shareholder Proposals For 2002 Annual Meeting.................................................................33
   Other Business................................................................................................33
   Copies of 2001 Annual Report..................................................................................33

                                [BIOSANTE LOGO]


                             175 OLDE HALF DAY ROAD
                          LINCOLNSHIRE, ILLINOIS 60069

                          ----------------------------

                               PROXY STATEMENT FOR
                   ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

                                  JUNE 13, 2001

                          ----------------------------

              INFORMATION CONCERNING THE ANNUAL AND SPECIAL MEETING


DATE, TIME, PLACE AND PURPOSES

The meeting will be held on Wednesday, June 13, 2001, at 1:00 p.m., local time, at the American Airlines Admirals Club, Terminal 3, O'Hare International Airport, Chicago, Illinois, for the purposes set forth in the Notice of Meeting.

SHAREHOLDERS ENTITLED TO VOTE

Shareholders of record at the close of business on April 23, 2001 will be entitled to vote at the meeting. As of that date, there were 62,202,943 shares of our common stock and 4,687,684 shares of our class C stock outstanding. Each share of our common stock and class C stock is entitled to one vote on each matter to be voted on at the Annual and Special Meeting. Shareholders are not entitled to cumulate voting rights.

PROXIES

This proxy statement is being mailed to our shareholders beginning on or about May 11, 2001 in connection with the solicitation of proxies by the Board of Directors for use at the Annual and Special Meeting of Shareholders.

Your vote is important. A proxy card is enclosed for your use. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, TO MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States or from Canada.

Proxies will be voted as specified by you. Signed proxies that lack any specification will be voted in favor of all of the proposals set forth in the Notice of Meeting and in favor of the election of all of the nominees for director listed in this proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF ALL OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING AND FOR ALL OF THE NOMINEES FOR DIRECTOR LISTED IN THIS PROXY STATEMENT.

REVOCATION OF PROXIES

Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual and Special Meeting by:

o    giving written notice of your revocation to our Secretary,

o    filing a duly executed proxy bearing a later date with our Secretary, or

o appearing at the Annual and Special Meeting and filing written notice of revocation with our Secretary prior to use of the proxy.

QUORUM REQUIREMENT

The presence at the Annual and Special Meeting, in person or by proxy, of two record holders of each of our outstanding common stock and class C stock at the Annual and Special Meeting will constitute a quorum for the transaction of business at the Annual and Special Meeting.

VOTE REQUIRED


Assuming a quorum is represented at the Annual and Special Meeting, either in person or by proxy, the election of the nine nominees for director requires the affirmative vote of a plurality of the shares of common stock and class C stock, present in person or by proxy and entitled to vote, voting together as a single class, and the approval of the other proposals described in this proxy statement, require the affirmative vote of the holders of a majority of the shares of common stock and class C stock, present in person or by proxy and entitled to vote, voting together as a single class. Shares represented by a proxy card including any broker non-votes on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved. A "broker non-vote" is a card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received, and the broker has no discretionary authority to vote. Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against that matter.


Signed proxies that lack any specification will be voted in favor of all of the proposals set forth in the Notice of Meeting and in favor of the election of all of the nine nominees for directors listed in this proxy statement.

PROXY SOLICITATION COSTS

The cost of soliciting proxies, including the preparation, assembly and mailing of proxies and soliciting material, as well as the cost of forwarding this material to the beneficial owners of our capital stock will be borne by us. Our directors, officers and regular employees may, without compensation other than their regular compensation, solicit proxies by telephone, facsimile, telegraph or personal conversation. We may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of our capital stock.

                  SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS
                                 AND MANAGEMENT

                                 --------------

         The following table sets forth information known to us with respect to the beneficial ownership of each class of our capital stock as of April 15, 2001 for (1) each person known by us to beneficially own more than 5% of any class of our voting securities, (2) each of the executive officers named in the Summary Compensation Table on page 10 under the heading "Executive Compensation and Other Benefits," (3) each of our directors and (4) all of our executive officers and directors as a group. Except as otherwise indicated, we believe that each of the beneficial owners of our capital stock listed below, based on information provided by these owners, has sole investment and voting power with respect to its shares, subject to community property laws where applicable.

         Unless otherwise noted, each of the shareholders listed in the table possesses sole voting and investment power with respect to the shares indicated. Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group.


                                                                                              COMMON STOCK     PERCENT OF
                                             COMMON STOCK               CLASS C STOCK              AND            TOTAL
                                       ------------------------      ---------------------    COMMON STOCK       VOTING
NAME                                      NUMBER        PERCENT       NUMBER      PERCENT      EQUIVALENTS      POWER (1)
-----------------------------------    -------------    -------      ---------    -------     ------------     ----------

Stephen M. Simes (2)...............     3,190,578 (3)      4.9%         --          --          3,190,578          4.6%
Louis W. Sullivan, M.D. (2)........       125,000 (4)      *         1,000,000     21.3%        1,125,000          1.7%
Edward C. Rosenow III, M.D. (2)....       150,000 (5)      *            --          --            150,000          *
Victor Morgenstern (2).............     5,100,000 (6)      8.0%         --          --          5,100,000          7.4%
Fred Holubow (2)...................       637,500 (7)      1.0%         --          --            637,500          *
Ross Mangano (2)...................    15,025,000 (8)     22.4%         --          --         15,025,000         20.9%
Angela Ho (2)......................       725,000 (9)      1.2%      1,000,000     21.3%        1,725,000          2.6%
Peter Kjaer (2)....................        75,000 (10)     *            --          --             75,000          *
Avi Ben-Abraham, M.D. (2)..........    10,954,800 (11)    17.6%         --          --         10,954,800         16.4%
Phillip B. Donenberg (2)...........       741,041 (12)     1.2%         --          --            741,041          1.1%
JO & Co............................    11,550,000 (13)    17.5%         --          --         11,550,000         16.4%
Hans Michael Jebsen................     4,250,000 (14)     6.8%      1,000,000     21.3%        5,250,000          7.8%
King Cho Fung......................     3,700,000 (15)     5.9%        625,000     13.3%        4,325,000          6.5%
Marcus Jebsen......................     1,750,000 (16)     2.8%        500,000     10.7%        2,250,000          3.4%
All executive officers and
directors as a group (13 persons)..     37,589,127(17)    60.4%      2,000,000     42.7%       39,589,127         58.8%




---------------------
* less than 1%.

(1) In calculating the percent of total voting power, the voting power of shares of our class C stock and our common stock is combined.

(2)  Address: 175 Olde Half Day Road, Lincolnshire, IL 60069.

(3) Mr. Simes' beneficial ownership includes 2,464,219 shares of common stock issuable upon exercise of stock options and 187,500 shares of common stock issuable upon exercise of warrants.

(4) Dr. Sullivan's beneficial ownership includes 125,000 shares of common stock issuable upon exercise of a stock option.

(5) Dr. Rosenow's beneficial ownership includes 150,000 shares of common stock issuable upon exercise of stock options.

(6) Mr. Morgenstern's beneficial ownership includes: (1) 75,000 shares of common stock issuable upon exercise of a stock option, (2) 950,000 shares of common stock issuable upon exercise of warrants, (3) 325,000 shares of common stock issuable upon exercise of warrants and 800,000 shares of common stock held by Mr. Morgenstern's wife as trustee of the Morningstar Trust, as to which Mr. Morgenstern disclaims control, direction or beneficial ownership, (4) 100,000 shares of common stock issuable upon exercise of a warrant and 200,000 shares of common stock held by Mr. Morgenstern's wife, as to which Mr. Morgenstern disclaims control, director or beneficial ownership, and (5) 250,000 shares of common stock issuable upon exercise of a warrant and 500,000 shares of common stock held by Resolute Partners L.P. Victor Morgenstern is managing director of
     Resolute Partners L.P.


(7) Mr. Holubow's beneficial ownership includes 187,500 shares of common stock issuable upon exercise of warrants and 75,000 shares of common stock issuable upon exercise of a stock option.


(8) Mr. Mangano's beneficial ownership includes: (1) 75,000 shares of common stock issuable upon exercise of a stock option, (2) 3,750,000 shares of common stock issuable upon exercise of a warrant and 7,800,000 shares of common stock held by JO & Co., of which Mr. Mangano is President and (3) an aggregate of 2,250,001 shares of common stock and an aggregate of 1,124,999 shares of common stock issuable upon exercise of warrants held in various accounts, of which Mr. Mangano is an advisor and/or a trustee. Mr. Mangano has sole dispositive power over these shares. See note (13) below.


(9) Ms. Ho's beneficial ownership includes 125,000 shares of common stock issuable upon exercise of stock options.

(10) Mr. Kjaer's beneficial ownership includes 75,000 shares of common stock issuable upon exercise of a stock option.

(11) Dr. Ben-Abraham's beneficial ownership includes 25,000 shares of common stock issuable upon exercise of a stock option. Dr. Ben-Abraham has entered into an agreement limiting the voting rights with respect to his shares of common stock in certain circumstances. His percentage ownership has been calculated without taking these restrictions into account.

(12) Mr. Donenberg's beneficial ownership includes 696,074 shares of common stock issuable upon exercise of stock options and 6,250 shares of common stock issuable upon exercise of a warrant.


(13) Includes 3,750,000 shares of common stock issuable upon exercise of a warrant. Ross Mangano, a director of BioSante, has sole voting power over these shares. See note (8) above. The address for JO & Co. is 112 West Jefferson Boulevard, Suite 613, South Bend, Indiana 46634.


(14) Mr. Jebsen's beneficial ownership includes 750,000 shares of common stock issuable upon exercise of a warrant. Mr. Jebsen's address is c/o Jebsen & Co. Ltd., 28/F Caroline Center, 28 Yun Ping Road, Causeway Bay, Hong Kong.

(15) Mr. Fung's beneficial ownership includes 750,000 shares of common stock issuable upon exercise of a warrant. Mr. Fung's address is Room 2101, Lyndhurst Tower, One Lyndhurst Terrace, Central Hong Kong.

(16) Mr. Jebsen's beneficial ownership includes 250,000 shares of common stock issuable upon exercise of a warrant. Mr. Jebsen's address is c/o Jebsen & Co. Ltd., 28/F Caroline Center, 28 Yun Ping Road, Causeway Bay, Hong Kong.

(17) The amount beneficially owned by all current directors and executive officers as a group includes 5,690,501 shares issuable upon exercise of warrants and stock options held by these individuals and 5,549,999 shares issuable upon exercise of warrants held by entities affiliated with these individuals. See notes (6), (8) and (13) above.

                              ELECTION OF DIRECTORS

                                  (PROPOSAL 1)

                               ------------------

NUMBER OF DIRECTORS

Our bylaws provide that the Board of Directors will consist of at least one member, or such other number as may be determined by the Board of Directors or shareholders at an annual or special meeting. The number of directors is currently set at nine.

NOMINEES FOR DIRECTOR

In connection with our May 1999 private placement, we entered into a Shareholders' Agreement with the investor parties thereto. This agreement contains, among other things, a voting agreement with respect to the election of directors. Under the Shareholders' Agreement, we agreed that the Board of Directors will consist of not less than three nor more than 12 directors and that so long as Avi Ben-Abraham, M.D. holds at least 10% of our outstanding capital stock, he will be entitled to be nominated as a director.

In addition, the holders of a majority of the shares of our capital stock held by the lead investors in the May 1999 private placement are entitled to nominate three members of our Board of Directors, and all of the parties to the Shareholders' Agreement must vote their shares of our capital stock to elect the nominees appointed by these investors to our Board of Directors. These investors have designated Victor Morgenstern, Fred Holubow and Ross Mangano as their directors.

Finally, under the Shareholders' Agreement, the holders of a majority of the shares of our capital stock held by certain major investors located in Hong Kong, are entitled to nominate up to three members of our Board of Directors, and all parties to the Shareholders' Agreement must vote their shares of our capital stock to elect the nominees appointed by these investors to the Board of Directors. These major investors located in Hong Kong have designated Angela Ho and Peter Kjaer as their directors.

The right to nominate up to three directors each held by the lead investors and the Hong Kong investors will terminate immediately prior to the third general election of directors subsequent to May 6, 1999, the date of the closing of the May 1999 private placement.

These investors and the Board of Directors have nominated the following individuals to serve as our directors until the next annual meeting of our shareholders or until their successors are elected and qualified. All of the nominees named below are current members of the Board of Directors.

o    Louis W. Sullivan, M.D.
o    Stephen M. Simes
o    Victor Morgenstern
o    Fred Holubow
o    Ross Mangano
o    Edward C. Rosenow III, M.D.
o    Angela Ho
o    Peter Kjaer
o    Avi Ben-Abraham, M.D.

Proxies can only be voted for the number of persons named as nominees in this proxy statement, which is nine.

VOTE REQUIRED

Assuming a quorum is represented at the Annual and Special Meeting, either in person or by proxy, the election of a nominee for director requires the affirmative vote of a plurality of the shares of common stock and class C stock represented in person or by proxy at the Annual and Special Meeting, voting together as a single class.

BOARD RECOMMENDATION

The Board of Directors recommends a vote FOR the election of all of the nominees named above.

If prior to the Annual and Special Meeting, the Board of Directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board of Directors. Alternatively, the proxies, at the Board's discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board of Directors has no reason to believe that any of the nominees will be unable to serve.


INFORMATION ABOUT NOMINEES

     The following table sets forth the name, age and principal occupation of each nominee for director, as of April 15, 2001, as well as how long each nominee has served as a director of BioSante.

                                                                                                             DIRECTOR
              NAME OF NOMINEE                     AGE                  PRINCIPAL OCCUPATION                   SINCE
-----------------------------------------        ------     -------------------------------------------    ------------

Louis W. Sullivan, M.D. (1)(2)(3)........         67        President of the Morehouse School of              1996
                                                            Medicine and Chairman of the Board of
                                                            Directors of BioSante

Stephen M. Simes.........................         49        Vice Chairman, President and Chief                1998
                                                            Executive Officer of BioSante

Victor Morgenstern (2)...................         58        Chairman of the Board of Trustees of The          1999
                                                            Oakmark Funds and Managing Director of
                                                            Resolute Partners L.P.

Fred Holubow (3).........................         62        Vice President of Pegasus Associates              1999

Ross Mangano (1).........................         55        President of Oliver Estate, Inc.                  1999

Edward C. Rosenow III, M.D. (3)..........         66        Master Fellow of the American College of          1997
                                                            Physicians and the American College of
                                                            Chest Physicians

Angela Ho (2)............................         48        Vice Chairman and Chief Managing Officer          1998
                                                            of Jet-Asia Ltd.

Peter Kjaer (1)..........................         40        President and Chief  Executive  Officer of        1999
                                                            Jet-Asia Ltd.

Avi Ben-Abraham, M.D.....................         43        Independent Consultant                            1996

------------------
(1)  Member of the Audit and Finance Committee

(2)  Member of the Compensation Committee
(3)  Member of the Scientific Review Committee


OTHER INFORMATION ABOUT NOMINEES

THE HONORABLE LOUIS W. SULLIVAN, M.D. has been our Chairman of the Board of Directors since March 1998 and has been a director of our company since its formation. Dr. Sullivan served as Secretary of Health and Human Services in the cabinet of President George Bush from 1989 to 1993. Since retiring from the Bush Administration, Dr. Sullivan has been President of the Morehouse School of Medicine in Atlanta, Georgia. He had previously served as President and Dean of the School from 1981 to 1985. Since 1993, Dr. Sullivan has served and continues to serve on the Boards of several large U.S. corporations, including 3M Corp., Bristol-Myers Squibb Company, Cigna Corporation, Georgia Pacific Corp. and Household International Inc.

STEPHEN M. SIMES has served as our Vice-Chairman, President and a director of our company since January 1998 and Chief Executive Officer since March 1998. From October 1994 to January 1997, Mr. Simes was President, Chief Executive Officer and a Director of Unimed Pharmaceuticals, Inc., a company with a product focus on infectious diseases, AIDS, endocrinology and oncology. From 1989 to 1993, Mr. Simes was Chairman, President and Chief Executive Officer of Gynex Pharmaceuticals, Inc., a company which concentrated on the AIDS, endocrinology, urology and growth disorders markets. In 1993, Gynex was acquired by Bio-Technology General Corp., and from 1993 to 1994, Mr. Simes served as Senior Vice President and Director of Bio-Technology General Corp. Mr. Simes' career in the pharmaceutical industry started in 1974 with G.D. Searle & Co.


VICTOR MORGENSTERN was elected a director of our company in July 1999. Mr. Morgenstern has more than 32 years of investment experience and is the Chairman of the Board of Trustees of The Oakmark Funds, an open-end registered investment company and serves as managing director of Resolute Partners L.P. He is a trustee of the Illinois Institute of Technology.



FRED HOLUBOW was elected a director of our company in July 1999. Mr. Holubow has been a Vice President of Pegasus Associates since he founded Pegasus in 1982. Pegasus Associates is currently an operating division of William Harris Investors, a registered investment advisory firm. He specializes in analyzing and investing in pharmaceutical and biotechnology companies. Mr. Holubow has served on the Boards for Bio-Technology General Corp., ThermoRetec Corporation and Unimed Pharmaceuticals, Inc.


ROSS MANGANO was elected a director of our company in July 1999. Mr. Mangano has been the President and a director of Oliver Estate, Inc., a management company specializing in investments in public and private companies since 1971. He is the Chairman of Cerprobe Corporation, and serves as a director for Blue Chip Casino, Inc., Orchard Software Corporation and U.S. RealTel Inc.

EDWARD C. ROSENOW, III, M.D. has been a director of our company since November 1997. Dr. Rosenow was the Arthur M. and Gladys D. Gray Professor of Medicine at the Mayo Clinic from 1988 until his recent retirement. Beginning with his residency in 1960, Dr. Rosenow has worked at the Mayo Clinic in many professional capacities including as a Consultant in Internal Medicine (Thoracic Diseases) from 1966 to 1996, an Assistant Professor, Associate Professor and Professor of Medicine at the Mayo Clinic Medical School, President of the Mayo Clinic Staff in 1986, and Chair of the Division of Pulmonary and Critical Care Medicine from 1987 to 1994. Dr. Rosenow has also served as a consultant to NASA, space station FREEDOM at the Johnson Space Center in Houston, Texas from 1989 to 1990 and as the President of the American College of Chest Physicians from 1989 to 1990. He is a Master Fellow of the American College of Physicians as well as Master Fellow of the American College of Chest Physicians. In 1998, he received the Mayo Distinguished Alumnus Award.

ANGELA HO has been a director of our company since June 1998. Ms. Ho was elected to our Board of Directors as a representative of certain major investors in Hong Kong. Ms. Ho has been the Vice Chairman and Chief Managing Officer of Jet-Asia Ltd., a Hong Kong-based aircraft and management company, since April 1996. From June 1996 to June 1998, Ms. Ho was the President of Ho Galleries Ltd., a New York art gallery. She specializes in investments in small and microcap companies.


PETER KJAER has been a director of our company since July 1999. Mr. Kjaer has been President and Chief Executive Officer of Jet-Asia Ltd., a Hong Kong-based aircraft and management company, since April 1996 and a representative of certain major investors in Hong Kong. From April 1989 to July 1996, Mr. Kjaer was the General Manager and a director of the Gallery of Contemporary Living Ltd., a Hong Kong-based art gallery.


AVI BEN-ABRAHAM, M.D. founded our company and has been a director of our company since inception. Dr. Ben-Abraham was the Chairman of the Board of Directors and Chief Executive Officer of our company from inception to March 1998. Dr. Ben-Abraham was a trustee of the Morehouse School of Medicine in Atlanta, Georgia until December 1998. From July 1995 to March 1998, Dr. Ben-Abraham served as Chairman, Chief Executive Officer and Director of Structured Biologicals, Inc., a predecessor company of BioSante.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors met four times during fiscal 2000. All of the directors attended 75% or more of the meetings of the Board of Directors and all such committees on which they served during fiscal 2000.

The Board of Directors has an Audit and Finance Committee, Compensation Committee and Scientific Review Committee.

AUDIT AND FINANCE COMMITTEE. The Audit and Finance Committee provides assistance to the Board of Directors in satisfying its fiduciary responsibilities relating to our accounting, auditing, operating and reporting practices, and reviews our annual financial statements, the selection and work of our independent auditors and the adequacy of internal controls for compliance with corporate policies and directives. The Audit and Finance Committee consisted of Dr. Sullivan, Mr. Mangano and Mr. Kjaer. The Audit and Finance Committee met four times during fiscal 2000.

COMPENSATION COMMITTEE.  The Compensation Committee:

o reviews general programs of compensation and benefits for all of our employees;

o makes recommendations to the Board of Directors concerning matters as compensation to be paid to our officers and directors; and

o administers our stock option plan, pursuant to which stock options may be granted to our eligible employees, officers, directors and consultants.

The Compensation Committee consisted of Dr. Sullivan, Mr. Morgenstern and Ms. Ho. The Compensation Committee met twice during fiscal 2000 and took action by written consent on one occasion.

SCIENTIFIC REVIEW COMMITTEE. The Scientific Review Committee assists in evaluating potential new licenses or new products. The Scientific Review Committee consisted of Dr. Sullivan, Mr. Holubow and Dr. Rosenow. The Scientific Review Committee did not meet during fiscal 2000 but as part of our Board was presented with and evaluated in-licenses and scientific progress.

DIRECTOR COMPENSATION


We do not pay fees to our directors. We do, however, periodically compensate our directors through the granting of stock options. On January 1, 2001, we granted stock options to purchase 25,000 shares of common stock to each of our non-employee directors. These options have an exercise price of $0.67 per share, fully vest on January 1, 2002 and expire ten years from the date of grant. All directors are reimbursed for travel expenses for attending meetings of the Board of Directors and any Board committees.

AUDIT AND FINANCE COMMITTEE REPORT



Notwithstanding anything to the contrary set forth in any of BioSante's previous or future filings under the Securities Act or the Exchange Act that might incorporate this proxy statement or future filings with the SEC, in whole or in part, the following report will not be deemed to be incorporated by reference into any such filing.



MEMBERSHIP OF THE AUDIT AND FINANCE COMMITTEE


The Audit and Finance Committee consists of Dr. Sullivan, Mr. Mangano and Mr. Kjaer, each of whom is a member of our Board of Directors and qualifies as "independent" as defined under the National Association of Securities Dealers' listing standards. The Audit and Finance Committee operates under a written charter adopted by the Board of Directors which is included in this proxy statement as Appendix A.

REVIEW OF BIOSANTE'S AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000

The Audit and Finance Committee has reviewed and discussed BioSante's audited financial statements for the fiscal year ended December 31, 2000 with BioSante's management. The Audit and Finance Committee has discussed with Deloitte & Touche L.L.P., BioSante's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit and Finance Committee has also received the written disclosures and the letter from Deloitte & Touche L.L.P. required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit and Finance Committee has discussed the independence of Deloitte & Touche L.L.P. with them.

Based on the Audit and Finance Committee's review and discussions noted above, the Audit and Finance Committee recommended to our Board of Directors that BioSante's audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 for filing with the SEC.


                                 AUDIT AND FINANCE COMMITTEE
                                 Peter Kjaer, Chairman
                                 Louis W. Sullivan, M.D.
                                 Ross Mangano

                    EXECUTIVE COMPENSATION AND OTHER BENEFITS

                               ------------------

SUMMARY OF CASH AND OTHER COMPENSATION

         The following table provides summary information concerning cash and non-cash compensation paid to or earned by our Chief Executive Officer and our executive officers, who received or earned cash and non-cash salary and bonus of more than $100,000, for the fiscal year ended December 31, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                                   COMPENSATION
                                                 ANNUAL COMPENSATION             ---------------
                                           --------------------------------         SECURITIES
                                                                                    UNDERLYING          ALL OTHER
NAME AND PRINCIPAL POSITION                YEAR     SALARY ($)     BONUS ($)        OPTIONS (#)      COMPENSATION ($)
---------------------------                ----     ----------     ---------     ----------------    ----------------

Stephen M. Simes .......................   2000      $325,000     $125,000 (1)               0          $29,317 (2)
   VICE CHAIRMAN, PRESIDENT AND            1999       250,000      115,000           1,856,250           21,882 (2)
   CHIEF EXECUTIVE OFFICER                 1998       218,795            0           1,000,000           16,333 (2)

Phillip B. Donenberg....................   2000       127,000       33,000 (3)               0           13,286 (4)
   CHIEF FINANCIAL OFFICER, TREASURER      1999       110,000       15,000             521,875           13,001 (4)
   AND SECRETARY                           1998        49,359            0             340,000            5,984 (4)

--------------------------
(1) Represents a cash bonus of $75,000 and a stock bonus of 163,859 shares of common stock valued at $50,000.


(2)  Represents an auto allowance ($12,000 in 2000, $12,000 in 1999 and $11,333 in 1998), a 401(k) matching contribution ($5,250 in 2000 and $5,000 in each of 1999 and 1998) and insurance premiums and taxes associated with the premiums of $12,067 paid by BioSante in 2000.


(3) Represents a cash bonus of $25,000 and a stock bonus of 26,217 shares of common stock valued at $8,000.

(4) Represents an auto allowance ($7,200 in 2000, $7,200 in 1999 and $3,484 in 1998), a 401(k) matching contribution ($5,250 in 2000, $5,000 in 1999 and
     $2,500 in 1998) and insurance premiums paid and taxes associated with the premiums of $836 paid by BioSante in 2000.

OPTION GRANTS IN LAST FISCAL YEAR


         None of the executive officers named in the Summary Compensation Table were granted options during the fiscal year ended December 31, 2000.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES


         The following table summarizes the number and value of options held by each of the executive officers named in the Summary Compensation Table on page 10 at December 31, 2000. None of these executive officers exercised any stock options during 2000.


                                                      NUMBER OF SECURITIES                 VALUE OF UNEXERCISED
                                                     UNDERLYING UNEXERCISED                IN-THE-MONEY OPTIONS
                                                  OPTIONS AT DECEMBER 31, 2000           AT DECEMBER 31, 2000 (1)
                                                  ----------------------------           ------------------------
NAME                                             EXERCISABLE      UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
----                                             -----------      -------------      -----------      -------------

Stephen M. Simes........................         2,240,199        616,051             $1,113,070         $316,190
Phillip B. Donenberg....................           628,993        232,882             $  313,901         $117,274

-------------------------
(1) Value based on the difference between the fair market value of one share of our common stock at December 31, 2000 ($0.75), and the exercise price of the options ranging from $0.23 to $0.29 per share. Options are in-the-money if the market price of the shares exceeds the option exercise price.

EMPLOYMENT AGREEMENTS

SIMES EMPLOYMENT AGREEMENT

In January 1998, we entered into a letter agreement with Stephen M. Simes pursuant to which Mr. Simes serves as our Vice Chairman, President and Chief Executive Officer. The term of this agreement continues until December 31, 2003, after which time the term will be automatically extended for three additional years unless on or before October 1 immediately preceding the extension, either party gives written notice to the other of the termination of the agreement.


Mr. Simes is entitled to receive an annual performance bonus of up to 50% of his then base salary if certain performance criteria are met. If Mr. Simes is terminated without cause or upon a change in control or if he terminates his employment for good reason, all of his options will become immediately exercisable and will remain exercisable for a period of one year (for the remainder of their term in the event of a change in control), and he will be entitled to a minimum severance payment of 12 months base salary. Mr. Simes is also subject to assignment of inventions, confidentiality and non-competition provisions.


DONENBERG EMPLOYMENT AGREEMENT

In June 1998, we entered into a letter agreement with Phillip B. Donenberg pursuant to which Mr. Donenberg serves our Chief Financial Officer. The term of this agreement continues until either party gives 30 days written notice to the other of the termination of the agreement.


Mr. Donenberg is entitled to receive an annual performance bonus of up to 30% of his then base salary if certain performance criteria are met. If Mr. Donenberg is terminated without cause or upon a change in control or if he terminates his employment for good reason, all of his options will become immediately exercisable and will remain exercisable for a period of one year (for the remainder of their term in the event of a change in control), and he will be entitled to a minimum severance payment of 12 months base salary. Mr. Donenberg is also subject to assignment of inventions, confidentiality and non-competition provisions.


CHANGE IN CONTROL ARRANGEMENTS


Under our 1998 Stock Option Plan, options granted under that plan will become fully exercisable following certain changes in control of our company, such as:

o the sale, lease, exchange or other transfer of all or substantially all of the assets of our company to a corporation that is not controlled by us;

o the approval by our shareholders of any plan or proposal for the liquidation or dissolution of our company;

o    certain merger or business combination transactions;

o more than 50% of our outstanding voting shares are acquired by any person or group of persons who did not own any shares of common stock on the effective date of the plan; and

o    certain changes in the composition of our Board of Directors.


                  RELATED PARTY RELATIONSHIPS AND TRANSACTIONS

                          ---------------------------

DIRECTOR RELATIONSHIPS

Messrs. Morgenstern, Holubow and Mangano were elected to our Board of Directors in July 1999 as representatives of the lead investors in the May 1999 private placement. We refer you to the discussion under the heading "May 1999 Private Placement" below.


Ms. Ho and Mr. Kjaer were elected to our Board of Directors as representatives of several investors located in Hong Kong. Neither Ms. Ho nor Mr. Kjaer has entered into any voting agreements with these Hong Kong investors nor does Ms. Ho or Mr. Kjaer otherwise have any control over the voting of shares held by these investors.





MAY 1999 PRIVATE PLACEMENT


In connection with our May 1999 private placement, we entered into a Shareholders' Agreement with the investors, which included Stephen M. Simes, Victor Morgenstern, an affiliated trust and a partnership, Fred Holubow, JO & Co., of which Ross Mangano is President, and certain of our major investors located in Hong Kong, including Hans Michael Jebsen, Marcus Jebsen and King Cho Fung. This agreement contains, among other things, a voting agreement with respect to the election of directors.


APRIL 2001 PRIVATE PLACEMENT


In connection with our April 2001 private placement, we sold an aggregate of 9,250,000 shares of our common stock and warrants to purchase an aggregate of 4,625,000 shares of our common stock for $0.40 per unit, each unit consisting of one share of common stock and a warrant to purchase 0.50 shares of our common stock, for an aggregate purchase price of $3,700,000, to certain accredited investors, including existing shareholders, directors and officers.

            PROPOSAL TO AMEND OUR 1998 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE

                                  (PROPOSAL 2)

                                  ------------

PROPOSED AMENDMENT


On December 8, 1998, the Board of Directors adopted our 1998 Stock Option Plan, and on July 13, 1999 our shareholders approved the option plan. This option plan provides for the grant to employees, officers, directors, consultants and independent contractors of our company of options to purchase shares of common stock that qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, as well as non-statutory options that do not qualify as incentive stock options. This plan is administered by the Compensation Committee of our Board of Directors, which determines the persons who are to receive options, as well as the type, terms and number of shares subject to each option.


On March 15, 2001, the Board of Directors amended the option plan, subject to shareholder approval, to increase the number of shares of common stock reserved for issuance under the option plan by 1,500,000 shares, from 7,000,000 shares to 8,500,000 shares. You are being asked to approve this amendment at the Annual and Special Meeting.

PURPOSE OF THE AMENDMENT

Providing stock option grants under our option plan is an important element in our overall success. In general, the Board of Directors believes that equity-based incentives align the interests of our management and employees with those of our shareholders. In addition, providing stock option grants under the option plan is an important strategy for attracting and retaining the type of high-quality executives, employees and advisors our Board of Directors believes is necessary for the achievement of our goals.


Given the intense competition for such personnel, the Board of Directors believes that its ability to offer competitive compensation packages, including those with equity-based incentive components such as stock options, is particularly important in attracting and retaining qualified candidates.


SUMMARY OF THE 1998 STOCK OPTION PLAN

A general description of the basic features of our option plan is outlined below. Unless otherwise indicated, the following summary of the principal provisions of the plan assumes the approval of the proposed amendment increasing the number of shares of common stock reserved for issuance. This summary is qualified in its entirety by reference to the actual text of the option plan, a copy of which you may obtain from us at the address set forth at the beginning of this proxy statement.

PURPOSE OF THE PLAN. The option plan's purpose is to advance our interests and the interests of our shareholders by enabling us to attract and retain talented persons by providing an incentive to these individuals through equity participation in BioSante and also rewarding individuals who contribute to the achievement of our economic objectives.

ELIGIBLE PARTICIPANTS. All employees of BioSante and any non-employee directors, consultants and independent contractors of BioSante who, in the judgment of the Compensation Committee, have contributed, are contributing or are expected to contribute to the achievement of our economic objectives are eligible to participate in the option plan. On April 15, 2001, approximately 15 individuals were eligible to receive options under the option plan.

Participants may be granted one or more options. The options will always be subject to whatever terms and conditions the Compensation Committee determines, provided such terms and conditions are consistent with the option plan. All options are deemed granted as of the date specified in the Compensation Committee's resolution, which will be the date of the participant's option agreement.

Pursuant to the rules of the Canadian Venture Exchange, the number of shares reserved for issuance to any one person, pursuant to option grants, must not exceed 5% of the number of shares of common stock outstanding on a non-diluted basis.


ADMINISTRATION. The Compensation Committee of the Board of Directors administers the option plan. The Compensation Committee has the authority to determine all terms and conditions of options as long as they are consistent with the terms of the option plan. The Compensation Committee also has the authority to amend or modify the terms of any outstanding options in any manner. Any amendment or modification, however, must be permitted by the option plan and may not adversely affect any participant's rights without his or her consent. Each determination, interpretation or other action of the Compensation Committee will be conclusive and binding for all purposes on all persons.



STOCK SUBJECT TO THE OPTION PLAN. The amendment to the option plan proposed hereby would increase the number of shares of common stock specifically reserved for issuance under the option plan from 7,000,000 to 8,500,000 shares.


As of April 15, 2001, no shares of common stock had been issued upon the exercise of options granted under the option plan, and options to purchase 6,944,657 shares of common stock were outstanding. Accordingly, 55,343 shares remained available for future grant under the option plan as of that date. Assuming approval of an increase of 1,500,000 shares to the option plan, 1,555,343 shares would be available for future grants.

The following points describe how our Compensation Committee determines the number of shares of common stock available for issuance under our option plan at any point in time.

o OUTSTANDING OPTIONS -- reduces the maximum number of shares available for issuance.

o SHARES ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS -- reduces the maximum number of shares available for issuance.

o OPTION TERMINATES UNEXERCISED OR UNVESTED -- shares become available again for issuance.


o WE PAY FOR THE OPTIONS, IN CASH, NOT COMMON STOCK -- shares become available again for issuance.


In the event of any reorganization, merger, recapitalization, stock dividend, stock split or similar change in our corporate structure or our shares, appropriate adjustments will be made to the number and kind of shares reserved under the plan and under outstanding options and to the exercise price of outstanding options.


OPTIONS. An option provides the optionee with the opportunity to purchase a specified number of shares of common stock at a predetermined price for a specific period of time. Incentive options must be granted with an exercise price equal to at least the fair market value of the common stock on the date of grant. Non-qualified options must be granted with an exercise price equal to at least 85% of the fair market value of the common stock on the date of grant. For purposes of the plan, the fair market value of the common stock is the closing price as reported by the Canadian Venture Exchange. On April 15, 2001, the closing sale price of a share of our common stock on the Canadian Venture Exchange was U.S. $0.40.


Options will become exercisable at such times and in such installments as may be determined by the Compensation Committee, provided that options may not be exercisable after 10 years from their date of grant.

The exercise price of options must be paid in cash, except that the Compensation Committee may allow payment to be made (in whole or in part) by tender of a "broker exercise notice" (pursuant to which the broker or dealer is instructed to sell enough shares or loan the optionee enough money to pay the exercise price and to remit such sums to us), a promissory note, a transfer of shares of common stock (either previously owned by the participant or to be acquired upon option exercise), or by a combination of such methods. The aggregate fair market value of shares of common stock with respect to which incentive stock options may become exercisable for the first time by a participant in any calendar year may not exceed $100,000. Any incentive options in excess of this amount will be treated as non-statutory options.

EFFECT OF CHANGE IN CONTROL. We refer you to "Executive Compensation and Other Benefits -- Change in Control Arrangements" for discussion regarding the effects of a "change in control" on options granted under the option plan.

EFFECT OF TERMINATION OF EMPLOYMENT ON SERVICE. If a participant's employment or other service with BioSante terminates by reason of death or disability, all outstanding options will remain exercisable to the extent then exercisable for a period of six months after termination, but in no event after their original expiration date. If a participant's employment or other service with BioSante is terminated by reason of retirement, all outstanding options will remain exercisable to the extent then exercisable for a period of three months after termination, but in no event after their original expiration date.

If a participant's employment or other service with us is terminated for any other reason, other than for cause, all outstanding options will remain exercisable to the extent then exercisable for a period of three months after termination.

If a participant's employment or other service with us is terminated for cause, all outstanding options will immediately terminate without notice.

The Board of Directors may, in our discretion, modify these post-termination provisions, provided that no option may remain exercisable beyond its expiration date.

AMENDMENT OF OPTION PLAN. The Board of Directors may suspend or terminate the option plan or any portion thereof at any time, and may amend the option plan from time to time to conform the plan to any change in applicable laws or regulations or in any other respect the Board of Directors may deem to be in the best interests of BioSante.


The Board of Directors may not, however, make an amendment to the option plan without shareholder approval if shareholder approval is required under Rule 16b-3 under the Securities Exchange Act of 1934, Section 422 of the Internal Revenue Code or the rules of any exchange, Nasdaq or similar regulatory body, if applicable at that time to Biosante. Furthermore, the Board of Directors cannot make any modification to the option plan that would adversely affect outstanding options without the consent of the affected participants.


TERMINATION. The option plan will terminate at midnight on December 8, 2008, unless terminated earlier by the Board of Directors. No options may be granted after such termination. Options outstanding upon termination of the option plan may continue to be exercised according to their terms.

FEDERAL INCOME TAX CONSEQUENCES

The following description of federal income tax consequences is based on current statutes, regulations and interpretations. The description does not include foreign, state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to directors, executive officers or greater than 10% shareholders of BioSante or to any individual participant who receives an option under the option plan.

INCENTIVE STOCK OPTIONS. There will not be any federal income tax consequences to either the participant or BioSante as a result of the grant to an employee of an incentive stock option under the option plan. The exercise by a participant of an incentive stock option also will not result in any federal income tax consequences to BioSante or the participant, except that:

o an amount equal to the excess of the fair market value of the shares acquired upon exercise of the incentive stock option, determined at the time of exercise, over the amount paid for the shares by the participant will be includable in the participant's alternative minimum taxable income for purposes of the alternative minimum tax, and

o the participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments, as discussed below.

Special rules will apply if previously acquired shares of common stock are permitted to be tendered in payment of an option exercise price.

When a participant disposes of shares acquired upon exercise of an incentive stock option, the federal income tax consequences will depend upon how long the participant held those shares. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the participant exercised the incentive stock option, then the participant will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between:

o    the amount the participant realized on disposition of the shares, and

o    the option price at which the participant acquired the shares.

We are not entitled to any compensation expense deduction under these circumstances.


If the participant does not satisfy both of the above holding period requirements, then the participant will be required to report as ordinary income, in the year the participant disposes of the shares, the amount by which the lesser of the fair market value of the shares at the time of exercise of the incentive stock option, or the amount realized on the disposition of the shares, exceeds the option price for the shares.


We will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the participant. This compensation income may be subject to withholding. The remainder of the gain recognized on the disposition, if any, or any loss recognized on the disposition, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

NON-STATUTORY STOCK OPTIONS. Neither the participant nor BioSante incurs any federal income tax consequences as a result of the grant of a non-statutory stock option. Upon exercise of a non-statutory stock option, a participant will recognize ordinary income, subject to withholding, on the date of exercise in an amount equal to the difference between:

o the fair market value of the shares purchased, determined on the date of exercise, and

o    the consideration paid for the shares.

The participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of common stock are permitted to be tendered in payment of an option exercise price.

At the time of a subsequent sale or disposition of any shares of common stock obtained upon exercise of a non-statutory stock option, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date of exercise.

In general, we will be entitled to a compensation expense deduction in connection with the exercise of a non-statutory stock option for any amounts includable in the taxable income of the participant as ordinary income, provided we comply with any applicable withholding requirements.

EXCISE TAX ON PARACHUTE PAYMENTS. The Internal Revenue Code also imposes a 20% excise tax on the recipient of "excess parachute payments," as defined in the Internal Revenue Code and denies tax deductibility to us on excess parachute payments. Generally, parachute payments are payments in the nature of compensation to employees of a company who are officers, shareholders or highly compensated individuals, which payments are contingent upon a change in ownership or effective control of the company, or in the ownership of a substantial portion of the assets of the company. For example, acceleration of the exercisability of options or the vesting of restricted stock awards upon a change in control of BioSante may constitute parachute payments, and in certain cases, "excess parachute payments."

SECTION 162(M). Under Section 162(m) of the Internal Revenue Code, the deductibility of certain compensation paid to the chief executive officer and each of the four other most highly compensated executives of a publicly held corporation is limited to $1,000,000. Compensation for this purpose generally includes any items of compensation expense described above in connection with incentive awards under the option plan. However, certain types of compensation are excepted from this limit, including compensation that qualifies as "performance-based compensation." Under Section 162(m), any compensation expense resulting from the exercise of options under the option plan with exercise prices equal to (or greater than) the fair market value of the common stock on the date of grant should qualify as "performance-based compensation" excepted from the limit of Section 162(m). However, compensation expense in connection with any other incentive awards under the option plan will be subject to this limit.

OPTIONS UNDER THE OPTION PLAN


The table below summarizes outstanding options under our option plan as of April 15, 2001 held by the persons or groups listed below. None of the executive officers listed in the Summary of Compensation Table on page 10 were granted any options during 2000. Options granted in the future under the plan are within the discretion of the Compensation Committee and therefore cannot be ascertained at this time.


                                NEW PLAN BENEFITS
                             1998 STOCK OPTION PLAN

                                           NUMBER
                                        -------------
                                          OF SHARES
                                         UNDERLYING
NAME AND POSITION                          OPTIONS
Stephen M. Simes...................       3,570,313
Phillip B. Donenberg...............       1,077,344
                                        ------------
Executive Group....................       4,647,657
Non-Executive Director Group.......         925,000
Non-Executive Officer Employee
Group..............................       1,372,000
                                        ------------
     Total.........................       6,944,657

VOTE REQUIRED

The affirmative vote of the holders of a majority of the shares of our common stock and class C stock, present in person or by proxy on this matter at the Annual and Special Meeting, voting together as a single class, is necessary for approval of the amendment to our option plan to increase the number of shares of common stock reserved for issuance by 1,500,000 shares, from 7,000,000 shares to 8,500,000 shares.

BOARD RECOMMENDATION

The Board of Directors recommends that you vote FOR approval of the amendment to our option plan to increase the number of shares of common stock reserved for issuance by 1,500,000, from 7,000,000 shares to 8,500,000 shares.

                      PROPOSAL TO REINCORPORATE IN DELAWARE

                                  (PROPOSAL 3)

                             ---------------------

INTRODUCTION

At the Annual and Special Meeting, you will be asked to consider and act upon a proposal to approve the reincorporation of the company from Wyoming to Delaware. The Board of Directors has unanimously approved and recommends for shareholder approval the proposal. In preparation for the submission of this proposal to our shareholders, we have formed a wholly-owned Delaware subsidiary named BioSante Pharmaceuticals, Inc., which we refer to as "BioSante Delaware" in this proxy statement. We will use the term "BioSante Wyoming" to refer to our existing Wyoming corporation. If approved by our shareholders, the reincorporation will be effected by a merger transaction in which BioSante Wyoming will be merged with and into BioSante Delaware.


In the merger, each issued and outstanding share of BioSante Delaware (all of which are owned by BioSante Wyoming will be retired and canceled and each issued and outstanding share of common stock and class C stock of BioSante Wyoming will be automatically converted into and become one share of common stock or class C stock, as the case may be, of BioSante Delaware. Upon completion of the merger, BioSante Wyoming , as a corporate entity, will cease to exist, and BioSante Delaware will continue to operate the business of the company under its current name, BioSante Pharmaceuticals, Inc. Each share certificate representing issued and outstanding shares of common stock or class C stock of BioSante Wyoming will represent the same number of shares of common stock or class C stock of BioSante Delaware, as the case may be. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF BIOSANTE DELAWARE. A copy of the Agreement and Plan of Merger, which we refer to as the "merger agreement" in this proxy statement, is attached to this proxy statement as Appendix B.


We are currently governed by the Wyoming Business Corporation Act and our current articles of incorporation and bylaws. If the reincorporation is approved, we will be governed by the Delaware General Corporation Law and by a new certificate of incorporation and bylaws, which will result in certain changes in the rights of our shareholders as discussed below. Copies of the certificate of incorporation and bylaws of BioSante Delaware are attached to this proxy statement as Appendices C and D, respectively.

The reincorporation of BioSante in Delaware will allow us to take advantage of certain provisions of the corporate laws of Delaware. The purposes and effects of the proposed transaction are summarized below.

The following is a summary of the reincorporation. Because it is a summary, it does not include all of the information regarding the reincorporation and is therefore qualified in its entirety by reference to the merger agreement, the certificate of incorporation of BioSante Delaware and the bylaws of BioSante Delaware attached to this proxy statement as Appendices B, C and D, respectively.

TREATMENT OF STOCK OPTIONS AND WARRANTS


Each option and warrant to purchase shares of common stock of BioSante Wyoming outstanding immediately prior to the effective time of the reincorporation will, by virtue of the reincorporation and without any action on the part of the holder thereof, be converted into and become an option or warrant to purchase, upon the same terms and conditions, the same number of shares of BioSante Delaware common stock. The exercise price per share under each of the options and warrants will be equal to the exercise price per share thereunder immediately prior to the effective time of the reincorporation.


DIRECTORS AND OFFICERS

The directors and officers of BioSante Wyoming will be the directors and officers of BioSante Delaware after the reincorporation.

EFFECTIVE TIME OF REINCORPORATION


Subject to the terms and conditions of the merger agreement, we intend to file, as soon as practicable after the adoption and approval of the merger agreement by our shareholders, appropriate articles or certificates of merger with the Secretary of State of Wyoming and the Secretary of State of Delaware. The reincorporation will become effective at the time the last of such filings is completed. It is presently contemplated that such filings will be made in late June 2001. However, the merger agreement provides that the merger may be abandoned by the Board of Directors prior to the effective time either before or after shareholder approval. In addition, the merger agreement may be amended prior to the effective time, either before or after shareholder approval. The merger agreement, however, may not be amended after shareholder approval if the amendment would, in the judgment of the Board of Directors, have a material adverse effect on your rights as shareholders or in any manner violate applicable law.


EXCHANGE OF STOCK CERTIFICATES


On or after the effective time of the reincorporation, all of the outstanding certificates that, prior to that time, represented shares of common stock or class C stock of BioSante Wyoming will be deemed for all purposes to evidence ownership and to represent the same number of shares of the common stock or class C stock, as the case may be, of BioSante Delaware into which such shares are converted in the reincorporation (other than shares as to which the holder thereof has properly exercised dissenters' rights under Wyoming law). The registered owner of any such outstanding stock certificate will, until such certificate will have been surrendered for transfer or conversion or otherwise accounted for to BioSante Delaware, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend or other distributions upon, the shares of common stock or class C stock, as the case may be, of BioSante Delaware evidenced by such outstanding certificate. After the effective time of the reincorporation, whenever certificates which formerly represented shares of BioSante Wyoming are presented for transfer or conversion, BioSante Delaware will cause to be issued in respect thereof a certificate or certificates representing the appropriate number of shares of common stock or class C stock, as the case may be, of BioSante Delaware. YOU ARE NOT REQUIRED TO EXCHANGE YOUR STOCK CERTIFICATES FOR BIOSANTE DELAWARE STOCK CERTIFICATES, ALTHOUGH YOU MAY DO SO IF YOU WISH.


PRINCIPAL REASONS FOR CHANGING OUR STATE OF INCORPORATION

The Board of Directors believes that the reincorporation of our company under the laws of the State of Delaware will provide flexibility for both our management and business. For many years Delaware has followed a policy of encouraging incorporation in Delaware and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to what we have proposed. Because of Delaware's significance as the state of incorporation for many major corporations, the Delaware judiciary has become particularly familiar with matters of corporate law, and a substantial body of court decisions has developed construing Delaware's corporation laws. As a result, Delaware corporate law has been, and is likely to continue to be, interpreted and explained in a number of significant court decisions, a circumstance which will provide greater predictability with respect to our legal affairs.

In contrast, the Wyoming Business Corporation Act, to which BioSante Wyoming is currently subject, was only recently enacted in its current form (becoming generally effective on January 1, 1990) and has not been the subject of a significant number of judicial decisions interpreting its provisions.

EFFECTS OF REINCORPORATION IN DELAWARE


BioSante Delaware, which was incorporated on April 11, 2001 for the sole purpose of effecting the merger, has not engaged in any business to date and has no assets. The merger will not result in any change to BioSante Wyoming's business, management, principal executive office location or other facilities, capitalization, assets or liabilities. BioSante Wyoming's employee benefit arrangements will be continued by BioSante Delaware upon the same terms and subject to the same conditions. In management's judgment, none of BioSante Wyoming's presently contemplated activities will be either favorably or unfavorably affected in any material respect by adoption of the reincorporation proposal. As shareholders of our company, however, you should consider that the corporation law of Delaware and the corporation law of Wyoming differ in a number of significant respects, including differences pertaining to the rights of shareholders. We encourage you to carefully review the discussion of some of these differences under the heading "Significant Differences Between the Corporation Laws of Wyoming and Delaware."


CERTIFICATE OF INCORPORATION AND BYLAWS TO BE IN EFFECT AFTER THE
REINCORPORATION

Following the reincorporation, we will be subject to the certificate of incorporation and bylaws of BioSante Delaware. A copy of the certificate of incorporation of BioSante Delaware is attached to this proxy statement as Appendix C, and a copy of the bylaws of BioSante Delaware is attached to this proxy statement as Appendix D. The certificate of incorporation attached as Appendix C is substantially similar to BioSante Wyoming's articles of incorporation. Approval of the reincorporation by our shareholders will automatically result in the adoption of the certificate of incorporation and bylaws of BioSante Delaware.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF WYOMING AND DELAWARE


The rights and preferences of our shareholders are presently governed by the Wyoming Business Corporations Act. Upon the reincorporation of our company under the laws of the State of Delaware, the rights and preferences of our shareholders, will be governed by the Delaware General Corporation Law. Although Delaware and Wyoming corporation laws currently in effect are similar in many respects, certain differences will affect the rights of our shareholders if the reincorporation is completed. The following discussion summarizes the primary differences considered by management to be significant and is qualified in its entirety by reference to the full text of the Wyoming Business Corporation Act and Delaware General Corporation Law.


SHAREHOLDER VOTING


Under both Wyoming law and Delaware law, action on certain matters, including the sale, lease or exchange of all or substantially all of the corporation's property or assets other than in the usual and regular course of business, mergers, and consolidations and voluntary dissolution, must be approved by the holders of a majority of the outstanding shares. In addition, both states' laws provide that the articles or certificate of incorporation may provide for a supermajority of the voting power of the outstanding shares to approve such extraordinary corporate transactions. Neither BioSante Wyoming's articles of incorporation nor BioSante Delaware's certificate of incorporation contain any supermajority voting provisions.


APPRAISAL RIGHTS IN CONNECTION WITH CORPORATE REORGANIZATIONS AND OTHER ACTIONS

Under Wyoming law and Delaware law, shareholders have the right, in some circumstances, to dissent from certain corporate transactions by demanding payment in cash for their shares equal to the fair value of the shares as determined by the corporation or by a court in the event a dissenting shareholder does not agree with the fair value established by the corporation. Wyoming law, in general, entitles a shareholder to dissent from, and to obtain payment of the fair market value of his, her or its shares, upon (i) certain amendments to BioSante Wyoming's articles of incorporation that materially and adversely affect the rights or preferences in respect of the shares of the dissenting shareholder, (ii) upon the sale or exchange of substantially all corporate assets other than in the usual and regular course of business if the shareholder is entitled to vote on the sale or exchange, and (iii) upon merger, consolidation or share exchange by a corporation, regardless of whether the shares of the corporation are listed on a national securities exchange or widely held.


Delaware law allows for dissenters' rights only in connection with certain mergers or consolidations. No such appraisal rights exist, however, for corporations whose shares are listed on a national securities exchange or held of record by more than 2,000 stockholders unless the certificate of incorporation provides otherwise (BioSante Delaware's certificate of incorporation does not provide otherwise) or the shareholders are to receive in the merger or consolidation anything other than (i) shares of stock of the corporation surviving or resulting from such merger or consolidation, (ii) shares of stock of any other corporation which at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 shareholders, (iii) cash in lieu of fractional shares of the corporation described in the foregoing clauses (i) and (ii), or (iv) any combination of (i), (ii) or (iii).


The procedures for asserting dissenters' rights in Delaware impose most of the initial costs of the assertion on the dissenting shareholder, whereas in Wyoming costs of an appraisal proceeding (not including attorney fees) are generally assessed against the corporation. If, however, the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in initiating an assessment proceeding, the court has discretion to assess costs against some or all dissenters. A Wyoming court may assess the fees and expenses of counsel and experts for each party in amounts the court finds equitable. The court's decision will be based on whether or not the corporation substantially complied with the dissenters' rights statutes and whether the corporation or dissenters acted arbitrarily, vexatiously, or not in good faith.

ACTION BY SHAREHOLDERS WITHOUT A MEETING

Under Wyoming law, any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting by written consent signed by all of the shareholders entitled to vote on such action. This power cannot be restricted by a Wyoming corporation's articles of incorporation. Delaware law permits such an action to be taken if the written consent is signed by the holders of shares that would have been required to effect the action at an actual meeting of the stockholders. Generally, holders of a majority of outstanding shares could effect such an action. However, Delaware law also provides that a corporation's certificate of incorporation may restrict or prohibit stockholders' action without a meeting. BioSante Delaware's certificate of incorporation does not contain any such restriction.

ACTION BY DIRECTORS WITHOUT A MEETING

Wyoming and Delaware law each permit directors to take unanimous written action without a meeting in an action otherwise required or permitted to be taken at a board meeting.

CONFLICTS OF INTEREST

Under both Wyoming law and Delaware law, a contract or transaction between a corporation and one or more of its directors, or an entity in or of which one or more of the corporation's directors are directors, officers, or legal representatives or have a material financial interest, is not void or voidable solely by reason of the same, provided that the contract or transaction is fair and reasonable at the time it is authorized and is ratified by the corporation's stockholders after disclosure of the relationship or interest, or is authorized in good faith by a majority of the disinterested members of the board of directors after disclosure of the relationship or interest. However, if the contract or transaction is authorized by the board, under

Wyoming law the interested director may not be counted in determining the presence of a quorum. Delaware law permits the interested director to be counted in determining whether a quorum of the directors is present at the meeting approving the contract or transaction, and further provides that the contract or transaction shall not be void or voidable solely because the interested director's vote is counted at the meeting which authorizes the contract or transaction. BioSante Wyoming currently has a conflicts of interest policy that will be assumed by BioSante Delaware upon completion of the merger. This policy provides that no director shall participate in any discussion or consideration involving a conflict of interest related to the relationship between BioSante Wyoming, on the one hand, and such director or any of his or her affiliates, on the other hand.

DIRECTORS' STANDARD OF CARE AND PERSONAL LIABILITY

Wyoming law provides that a director must discharge his or her duties in good faith, in a manner the director reasonably believes to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. In discharging his or her duties, a director is entitled to rely on information, opinions, reports or statements, if prepared by (i) officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented, (ii) legal counsel, public accountants or other persons relating to matters the director reasonably believes are within the person's professional or expert competence, or (iii) a committee of the board of directors of which he or she is not a member if the director reasonably believes the committee merits confidence. A director is not acting in good faith if he or she has knowledge concerning the matter in question that makes reliance otherwise permitted by Wyoming law unwarranted. A director who performs his or her duties consistent with the requirements under Wyoming law, may not be held liable for any action taken as a director or any failure to take any action.

Delaware law provides that the board of directors has the ultimate responsibility for managing the business affairs of a Delaware corporation. In discharging this function, Delaware law holds directors to fiduciary duties of care and loyalty to the corporation and its stockholders. Delaware courts have held that the duty of care requires the exercise of an informed business judgment. An informed business judgment means that the directors have informed themselves of all material information reasonably available to them. Having become so informed, they then must act with requisite care in the discharge of their duties. Liabilities of directors of a Delaware corporation to the corporation or its stockholders for breach of the duty of care requires a finding by the court that the directors were grossly negligent in their decision-making process. The duty of loyalty requires that, in making a business decision, directors act in good faith and with the honest belief that the action taken is in the best interests of the corporation.

LIMITATION OR ELIMINATION OF DIRECTOR'S PERSONAL LIABILITY

Delaware law provides that if the certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited, but that the liability of a directors may not be limited or eliminated for:

o any breach of the directors' duty of loyalty to the corporation or its shareholders;

o acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law;

o    the payment of unlawful dividends, stock repurchases or redemptions; or

o any transaction in which the director received an improper personal benefit.

BioSante Delaware's certificate of incorporation contains a provision eliminating the personal liability of its directors for breach of fiduciary duty as a director, subject to the foregoing limitations. Wyoming law had a similar provision but repealed it in 1997. However, Wyoming law provides that a corporation's articles of incorporation may include a provision eliminating or limiting the liability of a director to the corporation or its shareholders for money damages for any action taken, or the failure to take any action, as a director, except liability for (i) any financial benefit unlawfully received by a director, (ii) an intentional infliction of harm on the corporation or its shareholders, (iii) authorizing an unlawful distribution, or (iv) the intentional violation of criminal law.

INDEMNIFICATION


Wyoming law generally provides for mandatory indemnification of a director or officer who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he or she was a party because he or she was a director and/or officer against reasonable expenses incurred by him or her in connection with the proceeding. Wyoming law also generally provides that a corporation may voluntarily indemnify a director or officer acting in an official capacity on behalf of the corporation if such person acted in good faith, received no improper personal benefit, acted in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful.


Delaware law permits a corporation to indemnify officers, directors, employees or agents and expressly provides that such indemnification shall not be deemed exclusive of any indemnification right provided under any bylaw, vote of shareholders or disinterested directors or otherwise. Delaware law permits indemnification against expenses and certain other liabilities arising out of legal actions brought or threatened against parties entitled to indemnity for their conduct on behalf of the corporation, provided that each such person acted in good faith and in a manner such person reasonably believed was in or not opposed to the best interests of the corporation. Indemnification is available in a criminal action only if the person seeking indemnity had no reasonable cause to believe that the person's conduct was unlawful. Delaware law does not allow indemnification for directors in the case of an action by or in the right of the corporation (including stockholder derivative suits) as to which such director shall have been adjudged to be liable to the corporation unless indemnification (limited to expenses) is ordered by a court. The certificate of incorporation of BioSante Delaware provides for indemnification to the full extent permitted by Delaware law.

CLASSIFIED BOARD OF DIRECTORS


Both Wyoming and Delaware corporate laws permit a corporation's articles or certificate of incorporation to provide for a classified board of directors. Delaware and Wyoming law permits a maximum of three classes. Neither BioSante Wyoming's articles of incorporation nor the certificate of incorporation of BioSante Delaware provides for a classified board of directors.


CUMULATIVE VOTING FOR DIRECTORS


Under Wyoming and Delaware law, cumulative voting for directors is not available to shareholders unless the articles or certificate of incorporation provides otherwise. Neither BioSante Wyoming's articles of incorporation nor BioSante Delaware's certificate of incorporation provides for cumulative voting in elections of directors.


REMOVAL OF DIRECTORS


Under Wyoming law, unless a corporation's articles of incorporation provide otherwise, a director may be removed with or without cause by the affirmative vote of a majority of the shareholders; provided, however, if the director to be removed was named by a voting group of shareholders, only the shareholders of that voting group may remove the director. Under Delaware law, a director of a corporation may be removed with or without cause by the affirmative vote of a majority of shares entitled to vote for the election of directors.

VACANCIES ON BOARD OF DIRECTORS


Under Wyoming law, unless the articles of incorporation provide otherwise, (i) a vacancy on a corporation's board of directors may be filled by the vote of a majority of directors then in office, although less than a quorum, the shareholders, or if the vacancy was held by a director elected by a voting group of shareholders, only the holders of shares of that voting group are entitled to vote to fill the vacancy, (ii) a newly created directorship resulting from an increase in the number of directors may be filled by the board or the shareholders, and (iii) any director so elected shall hold office only until a qualified successor is elected at the next regular or special meeting of shareholders. BioSante Wyoming's bylaws provided that the remaining members of the board will fill any vacancy on the board or any newly created directorship resulting from an increase in the number of directors by an action of the board.


Under Delaware law, a vacancy on a corporation's board of directors may be filled by a majority of the remaining directors, although less than a quorum, or by the affirmative vote of a majority of the outstanding voting shares, unless otherwise provided in the certificate of incorporation or bylaws. BioSante Delaware's bylaws provide that a vacancy on a board of directors shall be filled by the affirmative vote of a majority of the remaining directors.

ANNUAL MEETINGS OF SHAREHOLDERS

Wyoming law provides for annual meetings of shareholders and BioSante Wyoming bylaws follow these provisions. Delaware law provides that if no date has been set for an annual meeting of stockholders for a period of 13 months after the last annual meeting, the Delaware court may order a meeting to be held upon the application of any stockholder or director.

SPECIAL MEETINGS OF SHAREHOLDERS

Wyoming law provides that the board of directors or person or persons authorized in the articles of incorporation or bylaws to call a special meeting, or a shareholder or shareholders holding 10% or more of the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting, may call a special meeting of the shareholders. Under Delaware law, only the board of directors or those persons authorized by the corporation's certificate of incorporation or bylaws may call a special meeting of the corporation's stockholders. The bylaws of BioSante Delaware provide that special meetings may be called by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or at the request of stockholders owning a majority of the voting power of the outstanding shares entitled to vote.

INSPECTION OF SHAREHOLDER LISTS

Under Wyoming law, any shareholder of a corporation has an absolute right to examine and, subject to certain limitations, copy, in person or by a legal representative, during regular business hours a list of the shareholders who are entitled to notice of a shareholders meeting beginning two business days after notice of a meeting has been given by a corporation for which the shareholder list was prepared. Otherwise, only holders of at least 5% of the outstanding shares who have been shareholders for at least six months have the right to inspect the corporation's record of shareholders (and certain other corporate records), provided they give five days written notice and the demand to inspect the corporation's record of shareholders (and certain other corporate records) is made (i) in good faith and for a proper purpose, (ii) the demand describes with reasonable particularity the purpose and records they seek to inspect, and
(iii) the records are directly related with the stated purpose. Under Delaware law, any stockholder, upon written demand under oath stating the purpose thereof, has the right during the usual hours for business to inspect for any proper purpose a list of the corporation's stockholders and to make copies or extracts therefrom.

AMENDMENT OF THE CHARTER

Under Wyoming law, before the shareholders may vote on an amendment to the articles of incorporation, requiring shareholder approval, a resolution to amend the articles must have been approved by the affirmative vote of the majority of the directors present at the meeting where such resolution was considered. The directors must also recommend the amendment to the shareholders (unless the directors determine that they should make no such recommendation because of special circumstances or a conflict of interest) prior to its vote on the amendment. Most amendments to the articles of incorporation require the affirmative vote of the holders of the majority of the voting power present and entitled to vote at the meeting (and of each class, if entitled to vote as a class), unless the articles of incorporation, directors, or Wyoming Business Corporation Act require a larger proportion. Wyoming law provides that a proposed amendment may be voted upon by the holders of a class or series even if the articles of incorporation would deny that right, if among other things, the proposed amendment would increase or decrease the aggregate number of authorized shares of the class or series, change the rights or preferences of the class or series, create a new class or series of shares having rights and preferences prior and superior to the shares of that class or series or limit or deny any existing preemptive right of the shares of the class or series.

Under Delaware law, the board of directors must adopt a resolution setting forth an amendment to the certificate of incorporation before the stockholders may vote on such amendment. Unless the certificate of incorporation provides otherwise, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares, or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also must approve the amendment.

AMENDMENT OF THE BYLAWS

Wyoming law provides that the incorporators or board of directors shall adopt initial bylaws for a corporation. Thereafter, unless (i) reserved by the articles of incorporation or the Wyoming Business Corporation Act exclusively to the shareholders (in whole or in part), or (ii) the shareholders in amending or repealing a particular bylaw provide expressly that the board of directors may not amend or repeal that bylaw, either the board of directors or shareholders may amend or repeal a corporation's bylaws. After adoption of initial bylaws, the board of directors of a Wyoming corporation cannot adopt, amend, or repeal a bylaw fixing a greater quorum or voting requirement for shareholders or voting groups of shareholders than required by Wyoming law. An amendment to the bylaws that fixes a greater quorum or voting requirement for the board of directors may be amended or repealed (i) if originally adopted by the shareholders, only by the shareholders, (ii) if originally adopted by the board of directors, either by the shareholders or by the board of directors.

Delaware law provides that the power to adopt, amend or repeal bylaws remains with the corporation's stockholders, but permits the corporation, in its certificate of incorporation, to place such power in the board of directors. Under Delaware law, the fact that such power has been placed in the board of directors neither divests nor limits the stockholders' power to adopt, amend, or repeal bylaws. BioSante Delaware's certificate of incorporation places the power to adopt, amend or repeal bylaws in its board of directors.

PROXIES
Both Wyoming and Delaware law permit proxies of definite duration. In the event the proxy is indefinite as to its duration, under Wyoming law it is valid for 11 months, under Delaware law, for three years.

PREEMPTIVE RIGHTS

Under Wyoming law, shareholders do not have preemptive rights to acquire a certain fraction of the unissued securities or rights to purchase securities of a corporation before the corporation may offer them to other persons, unless the corporation's articles of incorporation otherwise provide. BioSante Wyoming's articles of incorporation provide that no such preemptive right exists in our shareholders. Under Delaware law, no such preemptive right will exist, unless the corporation's certificate of incorporation specifies otherwise. BioSante Delaware's certificate of incorporation does not provide for any such preemptive rights.

DIVIDENDS

Generally, a Wyoming corporation may pay a dividend if its board of directors determines that the corporation will be able to pay its debts in the ordinary course of business after paying the dividend and if, among other things, the dividend payment does not reduce the remaining net assets of the corporation below the corporation's total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights, upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. Any such dividend is also subject to any additional restrictions contained in the corporation's articles of incorporation. A Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, except that dividends may not be paid out of net profits if, after the payment of the dividend, capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

STOCK REPURCHASES

A Wyoming corporation may acquire its own shares and such shares so acquired shall constitute authorized but unissued shares. Any such share acquisition is only proper under Wyoming law if a corporation's board of directors determines that the corporation will be able to pay its debts in the ordinary course of business after acquiring the shares and if, among other things, the share acquisition does not reduce the remaining net assets of the corporation below the corporation's total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the share acquisition, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior. Under Delaware law, a corporation may purchase or redeem shares of any class except when its capital is impaired or such purchase would cause impairment of capital, except that a corporation may purchase or redeem out of capital any of its preferred shares if such shares will be retired upon the acquisition and the capital of the corporation will be thereby reduced.

TREASURY SHARES UNDER DELAWARE LAW


Under the Delaware General Corporation Law, a corporation may hold treasury shares and these shares may be held, sold, lent, pledged or exchanged by the corporation. Treasury shares, however, are not outstanding shares and therefore do not receive any dividends and do not have voting rights.


The Wyoming Business Corporation Act provides that a corporation may have authorized but unissued shares. Any shares that are authorized but unissued are not considered outstanding shares. Wyoming law does not specifically permit a corporation to pledge unissued shares.

VOLUNTARY DISSOLUTION

Wyoming law provides that a corporation may be voluntarily dissolved upon the directors' approval of and recommendation to the shareholders to dissolve and approval by the holders of a majority of a corporation's shares entitled to vote at a meeting called for the purpose of considering such dissolution unless a greater approval is required by the directors, the articles of incorporation or the Wyoming Business Corporation Act. Delaware law provides that voluntary dissolution of a corporation first must be deemed advisable by a majority of the board of directors and then approved by a majority of the outstanding stock entitled to vote. Delaware law further provides for voluntary dissolution of a corporation without action of the directors if all of the stockholders entitled to vote on such dissolution shall have consented to the dissolution in writing.

JUDICIAL DISSOLUTION


Wyoming law provides that a court may dissolve a corporation in an action by a shareholder where: (i) the directors are deadlocked in the management of corporate affairs and the shareholders cannot break the deadlock and irreparable injury to the corporation is threatened or being suffered; (ii) the directors have acted fraudulently, illegally, or in an oppressive manner; (iii) the shareholders are deadlocked in voting power for two consecutive annual meetings to elect successors to directors whose terms have expired; or (iv) there is a case of misapplication or waste of corporate assets. Delaware law provides that courts may revoke or forfeit the charter of any corporation for non-use, misuse or nonuser of its corporate powers, privileges or franchises.


ANTI-TAKEOVER LEGISLATION

The Delaware General Corporation Law contains a business combination statute which is intended to protect shareholders from individuals or companies attempting a takeover of a corporation in certain circumstances. The Wyoming Business Corporation Act does not have a comparable provision that applies to BioSante Wyoming. The following is a summary of the Delaware business combination statute.

The Delaware business combination statute provides that if a person acquires 15% or more of the voting stock of a Delaware corporation, the person is designated an interested stockholder and the corporation may not engage in certain business combinations with this person for a period of three years. However, an otherwise prohibited business combination may be permitted if one of three conditions is met:

o First, if prior to the date the person became an interested stockholder, the board of directors approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder, then the business combination is permitted.

o Second, a business combination is permitted if the tender offer or other transaction pursuant to which the person acquires 15% stock ownership is attractive enough such that the interested stockholder is able to acquire ownership in the same transaction of at least 85% of the outstanding voting stock (excluding for purposes of determining the number of shares outstanding those shares owned directors who are also officers and shares owned by certain employee stock ownership plans).

o Finally, the business combination is permissible if approved by the board and authorized at an annual or special meeting of stockholders (action by written consent is not permitted) by the affirmative vote of two-thirds of the outstanding voting shares held by disinterested stockholders.

Only certain Delaware corporations are subject to the business combination statute. A corporation is subject to the statute if it is incorporated under the laws of Delaware and has a class of voting stock that is listed on a national securities exchange, quoted on an inter-dealer quotation system of a registered national securities association, or held of record by more than 2,000 shareholders.

Only certain "business combinations" are prohibited under Delaware law. A business combination is defined broadly to include any of the following:

o    any merger or consolidation with the interested stockholder;

o any sale, transfer or other disposition of assets to the interested stockholder if the assets have a market value equal to or greater than 10% of the aggregate market value of all of the corporation's assets;

o any transfer of stock of the corporation to the interested stockholder, except for transfers in a conversion or exchange or a pro rata distribution; and

o any receipt by the interested stockholder of any loans, advances, guarantees, pledges, and other financial benefits, except in connection with a pro rata transfer.

The Delaware statute does not apply to any business combination in which the corporation, with the support of a majority of those directors who were serving as directors before any person became an interested stockholder, proposes a merger, sale, lease, exchange or other disposition of at least 50% of its assets, or supports (or does not oppose) a tender offer for at least 50% of its voting stock. In such a case, all interested stockholders are released from the three year prohibition and may compete with the corporation-sponsored transaction.

In Delaware, an otherwise prohibited business combination may be permitted by board approval, by stockholder approval, or by an acquisition of 85% of the outstanding shares of voting stock. In addition, the Delaware statute provides that if the corporation proposes a merger or sale of assets, or does not oppose a tender offer, all interested stockholders are released from the three year prohibition and may compete with the company-sponsored transaction in certain circumstances.

The Delaware General Corporation Law permits a corporation to "opt out" of the business combination statute by electing to do so in its certificate of incorporation or bylaws within a specified time period. Neither BioSante Delaware's certificate of incorporation nor the bylaws of BioSante Delaware contain such an "opt out" provision.

FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER


The reincorporation is intended to be tax free under the Internal Revenue Code. Accordingly, you will recognize no gain or loss for federal income tax purposes as a result of the completion of the reincorporation. You will have a tax basis in your shares of capital stock of BioSante Delaware equal to your tax basis in your shares of capital stock of BioSante Wyoming. Provided that you have held your shares of capital stock of BioSante Wyoming as a capital asset, your holding period for your shares of capital stock of BioSante Delaware will include the holding period of the shares of capital stock of BioSante
Wyoming. Neither we nor BioSante Delaware will recognize any gain or loss for federal income tax purposes as a result of the reincorporation, and BioSante Delaware will succeed, without adjustment, to our tax attributes.


YOU SHOULD CONSULT YOUR OWN TAX ADVISERS AS TO THE PARTICULAR TAX CONSEQUENCES TO YOU OF THE REINCORPORATION UNDER STATE, LOCAL OR FOREIGN TAX LAWS.

DISSENTERS' RIGHTS

Under the Wyoming Business Corporation Act, you are or may be entitled to dissent from the reincorporation proposal and obtain "fair value" plus interest for your shares by asserting your dissenters' rights.

For purposes of dissenters' rights, "fair value" means the value of the shares immediately before the effective time of the reincorporation, and "interest" means interest commencing at the effective time of the reincorporation up to and including the date of payment at the average rate currently paid by BioSante Wyoming on its principal bank loans, or, if none, at a rate that is fair and equitable under the circumstances.

The following is a summary of your dissenters' rights under the Wyoming Business Corporation Act. Because it is a summary, it does not include all of the information that you will need to exercise properly your dissenters' rights. You should read the dissenters' rights provisions in Article 13 of the Wyoming Business Corporation Act, the full text of which is attached to this proxy statement as Appendix E, carefully and in its entirety because it, and not this summary description, defines your rights to dissent.

If you choose either to assert your dissenters' rights or preserve your right to dissent, you should carefully review the requirements under Article 13 of the Wyoming Business Corporation Act (Dissenters' Rights Statutes) and consult with an attorney.

If your shares are held of record in the name of another person, such as a bank, broker or other nominee, you must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner in order to perfect whatever dissenters' rights you may have.

A DISSENTING SHAREHOLDER MUST PERFECT DISSENTERS' RIGHTS

If you elect to exercise your dissenters' rights, to "perfect" them, you must:

o provide us with written notice of your intention to demand payment of the fair value of your shares before the shareholders vote on the reincorporation proposal at the annual and special meeting on June 13, 2001;

o    not vote your shares in favor of the merger agreement and reincorporation;
     and

o assert your dissenters' rights as to all of your shares (except where certain shares are beneficially owned by another person but registered under your name so long as you dissent with respect to all shares beneficially owned by any one person).

The written notice must reasonably inform us of your identity and your intention to exercise your dissenters' rights. All written notices should be:

o    addressed to:

        BioSante Pharmaceuticals, Inc.
        175 Olde Half Day Road
        Suite 247
        Lincolnshire, IL 60069
        Attn:  Secretary

o filed before the shareholders vote on the reincorporation proposal at the annual and special meeting on June 13, 2001; and

o    executed by, or sent with the written consent of, the holder of record.

A failure to vote will not constitute a waiver of your dissenters' rights, but a vote in favor of the reincorporation by proxy or in person will constitute a waiver of your dissenters' rights and will override any previously filed written notice of intent to demand payment. A signed proxy returned with no indication of how it should be voted (or an abstention) will be a vote for the merger agreement and reincorporation and will therefore constitute a waiver of your dissenters' rights.

If you fail to comply with these conditions and all other conditions imposed by the Wyoming Business Corporation Act, you will have no dissenters' rights with respect to your shares.

WE MUST PROVIDE DISSENTING SHAREHOLDERS WITH WRITTEN NOTICE

If you have properly asserted your intention to demand payment for your shares if the proposed merger and reincorporation is effectuated, we must give you a written notice no later than 10 days after the corporate action was taken and the notice must contain the following:

o the address where your demand for payment and where and when stock certificates must be sent;

o any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

o a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed action and requires that the person asserting dissenters' rights certify the date on which you, or the beneficial owner on whose behalf you dissent, acquired the shares or an interest in them;

o    the date when your payment demand and stock certificates must be received;
     and

o a copy of Article 13 of the Wyoming Business Corporation Act (Dissenters' Rights Statutes).

DISSENTING SHAREHOLDERS MUST DEMAND PAYMENT AND RETURN SHARES

By no later than the date set forth in the written notice described above, you must demand payment, certify whether you acquired beneficial ownership of the shares before the announcement of the reincorporation and deposit your stock certificate with BioSante Delaware, or you will irrevocably forfeit your dissenters' rights. You will retain all rights as a shareholder until the effective time of the reincorporation.

WE MUST SEND DISSENTING SHAREHOLDERS PAYMENT OF FAIR VALUE AND OTHER INFORMATION

If you make a proper demand for payment and deposit your stock certificates, then we will send you an amount that we estimate to be the fair value of your shares, plus accrued interest. The payment for fair value must be accompanied by the following:

o our closing balance sheet, statement of income and a statement of changes in shareholders' equity for a fiscal year ending not more than 16 months before the date of payment;

o    our latest available interim financial statements;

o    a statement of our estimate of the fair value of your shares;

o    an explanation of the method used to calculate interest;

o a brief description of the procedures to be followed if you wish to demand supplemental payment in the event you are dissatisfied with the estimate of the fair value of your share(s) and offered payment; and

o a copy of Article 13 of the Wyoming Business Corporation Act (Dissenters' Rights Statutes).

If, however, the merger is not completed within sixty (60) days after the date set for demanding payment and depositing your share certificates or if you do not comply with all of the requirements for exercising dissenters' rights under Wyoming law and as herein provided, we will not send you the fair value of your shares or the additional information listed above. In such a case we will return any previously deposited share certificates and release any transfer restriction on uncertificated shares.

A DISSENTING SHAREHOLDER MAY DEMAND SUPPLEMENTAL PAYMENT

If you believe the amount of the payment as calculated by us is less than the fair value of your shares, plus interest, you must give written notice to us of your own estimate of the fair value of your shares, plus interest, within 30 days after the date we send you our fair value estimate and payment. Your written notice must also demand payment for the difference between your fair value estimate and the payment already made by us. If you fail to give written notice of your estimate to us and demand payment for the difference within the 30-day time period, you will be entitled only to the amount we estimated as fair value and previously paid to you. These demand procedures also apply (i) in the event we fail to make payment of our estimated fair value of your shares within sixty (60) days after the date set for demanding payment, or (ii) we fail to carryout the merger and reincorporation and do not return your previously deposited certificates (or release any restrictions on uncertificated shares) within sixty (60) days after the date set for demanding payment.

A COURT WILL SETTLE FAIR VALUE DISPUTES

If we cannot agree within 60 days after we receive your estimate of the fair value of your shares, then we will file an action in a court of competent jurisdiction in Laramie County, Wyoming within such 60 day period, asking the court to determine the fair value of your shares, plus interest. If your payment demand is not settled within the applicable 60-day settlement period, you will be made a party to this proceeding. If we fail to petition the court to determine fair value within this sixty (60) day period, we shall pay each dissenter whose demand is unsettled the amount demanded (less any amount previously paid by us).

After notice to you, the court will determine the fair value of your shares. The court may appoint one or more persons as appraisers to receive evidence and make a fair value recommendation to the court. You will be entitled to discovery on the same basis as any other party to a civil action. The court will determine the fair value of your shares by taking into account any and all factors the court finds relevant.

If the court determines that the fair value of your shares is in excess of our estimate of the fair value of the shares, then the court will enter a judgment in your favor in an amount by which the value determined by the court exceeds our estimate and previous payment of the fair value, plus interest.

WE MAY WITHHOLD THE PAYMENT OF FAIR VALUE UNDER CERTAIN CIRCUMSTANCES

If you were not a shareholder or are not dissenting on behalf of a person who was a beneficial owner of BioSante Wyoming on April 23, 2001, we may withhold the payment of the estimated fair value, plus interest, for your or such person's shares. To the extent we elect to withhold payment in such a manner, after the reincorporation is complete we must deliver to you:

o an estimate the fair value of your shares, plus accrued interest and pay this amount to each dissenter who agrees to accept it in full satisfaction of his, hers or its demand;

o    a statement of our estimate of the fair value of your shares;

o    an explanation of how the interest was calculated; and

o a brief description of the procedures to be followed if you wish to demand supplemental payment in the event you are dissatisfied with our estimate of the fair value of your share(s) and offered payment.

                                  -------------

If you are considering seeking appraisal of your shares, you should realize that the fair value of your shares, as determined under Article 13 of Wyoming Business Corporation Act (Dissenters' Rights Statutes), could be more than, the same as, or less than the amount of value of the shares of BioSante Delaware shares you will be deemed to have received as a result of the reincorporation of our company in Delaware.

IF YOU FAIL TO COMPLY FULLY WITH THE STATUTORY PROCEDURE SUMMARIZED ABOVE, YOU WILL FORFEIT YOUR RIGHT TO DISSENT.

VOTE REQUIRED

Approval of the merger agreement and reincorporation requires the affirmative vote of the holders of a majority of the outstanding shares of common stock and class C stock, voting as a single class.

A vote for the proposal will constitute specific approval of the merger agreement, the reincorporation and merger, BioSante Delaware's certificate of incorporation, bylaws and all transactions and proceedings related to the reincorporation and the merger described in this proxy statement.

BOARD RECOMMENDATION

The Board of Directors recommends a vote FOR approval of the proposal to change the state of our incorporation from Wyoming to Delaware.

                          RATIFICATION OF SELECTION OF
                              INDEPENDENT AUDITORS

                                  (PROPOSAL 4)

                            ------------------------

APPOINTMENT OF AUDITORS

The Board of Directors has appointed Deloitte & Touche L.L.P. as our independent auditors for the year ending December 31, 2001. Deloitte & Touche L.L.P. has acted as our independent auditors since January 1, 1999. Prior to that date, Deloitte & Touche, C.A. in Canada acted as our independent auditors since our inception in August 1996.

Although it is not required to do so, the Board of Directors wishes to submit the selection of Deloitte & Touche L.L.P. to the shareholders for ratification. If you do not ratify the appointment of Deloitte & Touche L.L.P., another firm of independent auditors will be considered by the Board of Directors.

Representatives of Deloitte & Touche L.L.P. will be present at the Annual and Special Meeting via telephone, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

PRINCIPAL ACCOUNTING FEES

Aggregate audit fees of $32,000 were billed to BioSante for the fiscal year ended December 31, 2000 by BioSante's principal accounting firm, Deloitte & Touche L.L.P., the member firms of Deloitte & Touche Tohmatsu, and their respective affiliates (collectively, Deloitte).


FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

Deloitte did not render any services to us in 2000 with respect to financial information systems design and implementation.

ALL OTHER FEES

Deloitte's fees for all other services rendered to us during 2000 were $34,000 which were for various services in connection with our SEC filings. The audit committee has considered whether the provision of these services is compatible with maintaining Deloitte's independence.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the shares of our common stock and class C stock, present in person or by proxy on this matter at the Annual and Special Meeting, voting together as a single class, is necessary for the ratification of Deloitte & Touche L.L.P., as our independent auditors for the year ending December 31, 2001.

BOARD RECOMMENDATION

The Board of Directors recommends a vote FOR ratification of the appointment of Deloitte & Touche L.L.P. as our independent auditors for the year ending December 31, 2001.

                                  OTHER MATTERS

                           -------------------------

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and all persons who beneficially own more than 10% of the outstanding shares of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Executive officers, directors and greater than 10% beneficial owners are also required to furnish us with copies of all Section 16(a) forms they file.

All Section 16 reports under the Securities Exchange Act of 1934 for our directors, executive officers and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the fiscal year ended December 31, 2000, except that Steve Bell failed to timely file a Form 3 report for December 2000.

SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

Shareholder proposals intended to be presented in the proxy materials relating to the next Annual Meeting of Shareholders must be received by us on or before January 11, 2002 and must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission.

A shareholder who wishes to make a proposal at the next Annual Meeting without including the proposal in our proxy statement must notify us by March 27, 2002. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by us for the next Annual Meeting will have discretionary authority to vote on the proposal.

OTHER BUSINESS

Our management does not intend to present other items of business and knows of no items of business that are likely to be brought before the Annual and Special Meeting, except those described in this proxy statement. However, if any other matters should properly come before the Annual and Special Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on the matters.

COPIES OF 2001 ANNUAL REPORT

WE HAVE SENT TO EACH OF OUR SHAREHOLDERS A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB (WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000. We will furnish a copy of any exhibit to our Form 10-KSB upon receipt from any such person of a written request for such exhibits upon the payment of our reasonable expenses in furnishing the exhibits.

This request should be sent to:

     BioSante Pharmaceuticals, Inc.
     175 Olde Half Day Road, Suite 247
     Lincolnshire, IL  60069
     Attn: Shareholder Information

                            -------------------------

Your vote is important. Whether or not you plan to attend the Annual and Special Meeting, please vote your shares of common stock and class C stock by marking, signing, dating and promptly returning the enclosed proxy card in the envelope provided. No postage is required for mailing in the United States or from Canada.

                                             By Order of the Board of Directors


                                             /s/ Stephen M. Simes


                                             Stephen M. Simes
                                             VICE CHAIRMAN, PRESIDENT AND
                                             CHIEF EXECUTIVE OFFICER

May 11, 2001
Lincolnshire, Illinois

                                                                      APPENDIX A

                         BIOSANTE PHARMACEUTICALS, INC.
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER


ORGANIZATION

There shall be a committee of the board of directors of BioSante Pharmaceuticals, Inc. ("BioSante") to be known as the audit committee. The membership of the committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including being able to read and understand fundamental financial statements, such as BioSante's balance sheet, statements of operations and statement of cash flows and shall meet the experience requirements for serving on audit committees as set forth in the corporate governance standards of the National Association of Securities Dealers, Inc. Each member of the committee shall be free of any relationship that, in the opinion of the board, would interfere with the member's individual exercise of independent judgment, and shall meet the director independence requirements for serving on audit committees as set forth in the corporate governance standards of the National Association of Securities Dealers, Inc.

The board of directors shall appoint one member of the audit committee as chair. The chair shall be responsible for leadership of the committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting to the board of directors. The chair will also maintain regular liaison with BioSante's Chief Executive Officer, Chief Financial Officer and the lead independent audit partner.

ROLE

The audit committee of the board of directors assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of BioSante and other such duties as directed by the board. The committee is expected to maintain free and open communication (including private executive sessions as least annually) with the independent accountants and the management of BioSante, in discharging this role.

While the audit committee has the responsibilities and powers set forth in this charter, it is not the duty of the audit committee to plan or conduct audits or to determine that BioSante's financial statements are fairly presented and are in accordance with generally accepted accounting principles. Management is responsible for the preparation of financial statements in accordance with generally accepted accounting principles. It is the role of the independent auditor to audit the financial statements. Nor is it the duty of the audit committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and BioSante's business conduct guidelines.

AUTHORITY

Subject to the prior approval of the board of directors, the audit committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of BioSante. In that regard, the audit committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the audit committee.

RESPONSIBILITIES

The audit committee's primary responsibilities include:

o Recommending to the board of directors the independent accountant to be selected or retained to audit the financial statements of BioSante. In so doing, the committee will discuss with the independent accountants the accountants' independence and any relationships that may impact the auditor's independence, receive from the independent accountants disclosures regarding the accountants' independence required by Independence Standards Board Standard No. 1 and written affirmation that the auditor is in fact independent, and recommend to the board any actions necessary to oversee the auditor's independence. The audit committee has the authority and responsibility to select, evaluate and recommend to the board of directors replacement of the independent accountants. The independent accountants are ultimately accountable to the board of directors of BioSante.

o Overseeing the independent auditor relationship by discussing with the auditor the nature and scope of the audit process, receiving and reviewing audit reports, and providing the auditor full access to the committee (and board) to report on any and all appropriate matters.

o Discussing with the independent accountants and BioSante's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of BioSante and the quality of BioSante's accounting principles as applied in its financial reporting, including reviews of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded and such other inquiries as may be appropriate, and elicit recommendations from the independent accountants for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures may be desirable.

o Providing sufficient opportunity for the independent accountants to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent accountants' evaluation of BioSante's financial and accounting personnel and the cooperation that the independent accountants received during the course of the audit.

o Discussing with management the status of pending litigation (if any), taxation matters and other areas of oversight to the legal and compliance area as may be appropriate.

o Discussing with the independent accountants the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61.

o Reviewing the audited financial statements and discussing them with management and the independent auditor. These discussions shall include:

     1. BioSante's annual financial statements and related footnotes and financial information to be included in the Corporation's Annual Report to Stockholders and Annual Report on Form 10-KSB.

     2. The independent accountant's audit of the financial statements and its report thereon.

     3. Any significant findings and recommendations of the independent accountant and management's responses thereto.

     4.   Any significant changes in the independent accountant's audit plan.

     5. Any serious difficulties or disputes with management encountered during the course of the audit.

     6. Any related significant findings and recommendations of the independent accountant together with management's responses thereto.

     7. Other matters related to the conduct of the audit, which are to be communicated to the committee under generally accepted auditing standards (GAAS).

o If deemed appropriate after such discussion, recommend to the board of directors that the audited financial statements be included in BioSante's Annual Report on Form 10-KSB for the last fiscal year for filing with the Securities and Exchange Commission.

o Preparing a report to be included in BioSante's proxy statement that states the audit committee has:

     1. Analyzed and discussed the audited financial statements with management,

     2. Discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61,

     3. Received from the independent accountants disclosures regarding the accountants' independence required by Independence Standards Board Standard No. 1,

     4. Discussed with the independent accountants the accountants' independence,

     5. Considered the non-audit services provided by the independent accountant, and the fees paid for such services, and

     6. Recommended to the board of directors that the audited financial statements be included in BioSante's Annual Report on Form 10-KSB for the last fiscal year for filing with the SEC.

o Reviewing with management and the independent auditor the quarterly financial information prior to BioSante's filing of Form 10-QSB. The committee or its chair may perform this review.

o Reporting audit committee activities to the full board and issuing annually a report to be included in the proxy statement (including appropriate oversight conclusions) for submission to shareholders and actions to the board of directors with such recommendations, as the audit committee may deem appropriate.

o Submitting the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

o Reviewing and assessing the adequacy of this charter annually and recommend any proposed changes to the board of directors for its approval. Provide a copy of this charter to management of BioSante so that it may be included as an appendix to BioSante's proxy statement at least once every three years.

                                                                     APPENDIX B

                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER ("Merger Agreement") made as of this 30th day of April, 2001, is by and between BioSante Pharmaceuticals, Inc., a Wyoming corporation ("BioSante Wyoming"), and BioSante Pharmaceuticals, Inc., a Delaware corporation ("BioSante Delaware"). BioSante Wyoming and BioSante Delaware are sometimes referred to hereinafter as the "Constituent Corporations."


         WHEREAS, the authorized capital stock of BioSante Wyoming consists of: an unlimited number of shares of common stock, no par value per share (the "Common Stock") of which 62,202,943 shares are currently issued and outstanding, and an unlimited number of shares of class C special stock (the "Class C Special Stock"), of which 4,687,684 shares are currently issued and outstanding and an unlimited number of shares of preference stock without par value
("Preference Stock"), none of which is currently issued and outstanding;



         WHEREAS, upon completion of the merger contemplated hereby, the authorized capital stock of BioSante Delaware will consist of: 100,000,000 shares of common stock, par value of $.0001, of which 62,202,943 shares will be issued and outstanding, 4,687,684 shares of class C special stock, par value of $.0001, of which 4,687,684 shares will be issued and outstanding, and 10,000,000 shares of preferred stock ("the "Undesignated Preferred Stock"), issuable in series, of which no shares will be issued and outstanding; and


         WHEREAS, the directors of the Constituent Corporations deem it advisable and to the advantage of such corporations that BioSante Wyoming merge with and into BioSante Delaware upon the terms and conditions herein provided; and

         WHEREAS, the parties intend that the merger contemplated hereby shall be a tax free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.


         NOW, THEREFORE, the parties hereby adopt the plan of merger encompassed by this Plan of Merger and, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, do hereby agree that BioSante Wyoming shall merge with and into BioSante Delaware on the following terms and conditions:


                                   ARTICLE 1.
                       TERMS AND CONDITIONS OF THE MERGER

         1.1 MERGER. As soon as practicable following the fulfillment (or waiver, to the extent permitted herein) of the conditions specified herein, BioSante Wyoming shall be merged with and into BioSante Delaware (the "Merger"), and BioSante Delaware shall survive the Merger.


         1.2 EFFECTIVE DATE. The Merger shall be effective upon the filing of Articles of Merger, together with a copy of this Plan of Merger, with the Wyoming Secretary of State, and the filing of a Certificate of Merger with the Delaware Secretary of State, as provided by the Wyoming Business Corporation Act and the Delaware General Corporation Law (the "Effective Date").


         1.3 SURVIVING CORPORATION. On the Effective Date, BioSante Delaware, as the surviving corporation (the "Surviving Corporation"), shall continue its corporate existence under the laws of the State of Delaware and shall succeed to all of the rights, privileges, powers and property of BioSante Wyoming in the manner of and as more fully set forth in
Section 259 of the Delaware General Corporation Law, and the separate corporate existence of BioSante Wyoming, except insofar as it may be continued by operation of law, shall cease and be terminated.

         1.4 CAPITAL STOCK OF BIOSANTE WYOMING AND BIOSANTE DELAWARE. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders:


                  (a) Each share of Common Stock of BioSante Wyoming issued and outstanding immediately prior to the Effective Date shall be changed and converted into one fully paid and nonassessable share of the common stock, par value $.0001 per share, of BioSante Delaware ("BioSante Delaware Common Stock");



                  (b) Each share of Class C Special Stock of BioSante Wyoming issued and outstanding immediately prior to the Effective Date shall be changed and converted into one fully paid and nonassessable share of class C special stock, par value $.0001 per share, of BioSante Delaware ("BioSante Delaware Class C Special Stock");



                  (c) Each share of Preference Stock of BioSante Wyoming issued and outstanding immediately prior to the Effective Date shall be changed and converted into one fully paid and nonassessable share of undesignated Preferred Stock of BioSante Delaware; and



                  (d) Each share of common stock, par value $.0001 per share, of BioSante Delaware issued and outstanding immediately prior to the Effective Date (100 shares held by BioSante Wyoming) shall be canceled and returned to the status of authorized but unissued BioSante
         Delaware Common Stock.


         1.5 STOCK CERTIFICATES. On and after the Effective Date, all of the outstanding certificates that, prior to that time, represented shares of the capital stock of BioSante Wyoming shall be deemed for all purposes to evidence ownership and to represent an equal number of shares of the capital stock of BioSante Delaware and shall be so registered on the books and records of BioSante Delaware or its transfer agent. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to BioSante Delaware or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend or other distributions upon, the shares of BioSante Delaware evidenced by such outstanding certificate as above provided. After the Effective Date, whenever certificates which formerly represented shares of BioSante Wyoming are presented for transfer or conversion, the Surviving Corporation will cause to be issued in respect thereof a certificate or certificates representing the appropriate number of shares of the capital stock of BioSante Delaware in accordance with Section 1.4 above.


         1.6 STOCK OPTIONS AND WARRANTS. Upon the Effective Date, each outstanding option or warrant to purchase shares of Common Stock of BioSante Wyoming shall, by virtue of the Merger and without any action on the part of the holder thereof, become an option or warrant to purchase, upon the same terms and conditions, the number of shares of BioSante Delaware Common Stock which is equal to the number of shares of Common Stock of BioSante Wyoming which the optionee would have received had such optionee exercised his or her option or right in full immediately prior to the Effective Date (whether or not such option or right was then exercisable). The exercise price per share under each of such options or warrants shall be equal to the exercise price per share thereunder immediately prior to the Effective Date.

         1.7 OTHER EMPLOYEE BENEFIT PLANS. BioSante Delaware will assume all of the obligations of BioSante Wyoming under any and all employee benefit plans in effect as of the Effective Date or with respect to which employee rights or accrued benefits are outstanding as of the Effective Date.

                                   ARTICLE 2.
                    CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

         2.1 CERTIFICATE OF INCORPORATION. On the Effective Date, the Certificate of Incorporation of BioSante Delaware will be amended and restated in the form attached hereto as Exhibit A, which will be the Certificate of Incorporation of the Surviving Corporation without change or amendment until duly amended in accordance with the provisions thereof and applicable law.

         2.2 BYLAWS. The Bylaws of BioSante Delaware in effect on the Effective Date shall continue to be the Bylaws of the Surviving Corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

         2.3 DIRECTORS. The directors of BioSante Wyoming immediately preceding the Effective Date shall continue to be the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms or until their successors are duly elected and qualified.

         2.4 OFFICERS. The officers of BioSante Wyoming immediately preceding the Effective Date shall continue to be the officers of the Surviving Corporation on and after the Effective Date to serve until their successors are duly elected and qualified.

                                   ARTICLE 3.
                                  MISCELLANEOUS


         3.1 FURTHER ASSURANCES. From time to time and when required by the Surviving Corporation or by its successors and assigns there shall be executed and delivered on behalf of BioSante Wyoming such deeds and other instruments and there shall be taken or caused to be taken by it such further and other action as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of BioSante Wyoming and otherwise to carry out the purposes of this Plan of Merger and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of BioSante Wyoming or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.



         3.2 AMENDMENT. At any time prior to the Effective Date, this Plan of Merger may be amended in any manner as may be determined in the judgment of the respective Boards of Directors of BioSante Wyoming and BioSante Delaware to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Plan of Merger; provided, however, that an amendment made subsequent to the adoption and approval of this Plan of Merger by the shareholders of any Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (2) alter or change any term of the certificate of incorporation of the Surviving Corporation to be effected by the Merger; or (3) alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any class or series thereof of such Constituent Corporation.

         3.3 CONDITIONS OF MERGER. The respective obligations of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law):


                  (a) This Plan of Merger shall have been approved by the shareholders of BioSante Wyoming in accordance with the Wyoming Business Corporation Act;



                  (b) BioSante Wyoming as sole shareholder of BioSante Delaware shall have approved this Plan of Merger in accordance with the Delaware General Corporation Law; and


                  (c) Any and all consents, permits, authorizations, approvals and orders deemed in the sole discretion of BioSante Wyoming to be material to consummation of the Merger shall have been obtained.


         3.4 ABANDONMENT OR DEFERRAL. At any time before the date of filing, this Plan of Merger may be terminated and the Merger may be abandoned by the Board of Directors of either or both of the Constituent Corporations notwithstanding the approval of this Plan of Merger by the shareholders of BioSante Wyoming, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of the Constituent Corporations, such action would be in the best interest of such Corporations. This Plan of Merger may be terminated at any time by the Board of Directors of BioSante Wyoming in the event that the number of shares as to which shareholders have properly exercised their rights under Article 13, of the Wyoming Business Corporation Act is such that it is impracticable, in the sole judgment and discretion of such Board of Directors, to proceed with the consummation of the Merger. In the event of termination of this Plan of Merger, this Plan of Merger shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto, except that BioSante Wyoming shall pay all expenses of the Constituent Corporations incurred in connection with the Merger.



         3.5 COUNTERPARTS. In order to facilitate the filing and recording of this Plan of Merger, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

         IN WITNESS WHEREOF, this Plan of Merger, having first been duly approved by the Boards of Directors of BioSante Wyoming and BioSante Delaware, is hereby executed on behalf of each of such corporations and attested by their respective officers thereunto duly authorized.


                                          BIOSANTE PHARMACEUTICALS, INC.,
                                          A WYOMING CORPORATION

                                      By  /s/ Stephen M. Simes
                                        ----------------------------------------
                                          Stephen M. Simes
                                      Its  President and Chief Executive Officer


                                          BIOSANTE PHARMACEUTICALS, INC.,
                                          A DELAWARE CORPORATION

                                      By  /s/ Stephen M. Simes
                                        ----------------------------------------
                                          Stephen M. Simes
                                      Its  President and Chief Executive Officer

                                                                     APPENDIX C

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                         BIOSANTE PHARMACEUTICALS, INC.


                                   ARTICLE I

     The name of the Corporation is BioSante Pharmaceuticals, Inc.

                                   ARTICLE II

     The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent is The Corporation Trust Corporation.

                                  ARTICLE III

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation law of Delaware (the "DGCL").

                                   ARTICLE IV

     The aggregate number of shares of stock which the Corporation shall have authority to issue is [One Hundred Fourteen Million Six Hundred Eighty-Seven Thousand Six Hundred Eighty-Four (114,687,684)] shares, consisting of [One Hundred Million (100,000,000)] shares of common stock, $0.0001 par value (the "COMMON STOCK"), [Four Million Six Hundred Eighty-Seven Thousand Six Hundred Eighty-Four (4,687,684)] shares of class C special stock, $.0001 par value (the "CLASS C SPECIAL STOCK"), and [Ten Million (10,000,000)] shares of preferred stock, $0.0001 par value (the "PREFERRED STOCK"). Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which series shall have such distinctive designation or title and such number of shares as shall be fixed by the Board of Directors prior to the issuance of any shares thereof. Each such series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue of such series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it. The Board of Directors is further authorized to increase or decrease (but not below the number of shares then outstanding) the number of shares of any series of Preferred Stock subsequent to the issuance of shares of that series. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status of which they had prior to the adoption of the resolution originally fixing the number of shares of such series. Except as provided in the resolution or resolutions of the Board of Directors creating any series of Preferred Stock and in Section 2 of this
Article IV, the shares of Common Stock shall have the exclusive right to vote for the election and removal of directors and for all other purposes.

     The relative rights, preferences and privileges of the Common Stock and the Class C Special Stock shall be as follows:

     1.   DIVIDEND RIGHTS

          (a)  DIVIDEND RIGHTS OF COMMON STOCK

               The holders of the Common Stock, shall be entitled to receive dividends as and when declared by the directors from time to time out of moneys of the Corporation properly applicable to the payment of dividends and the amount per share of each such dividend shall be determined by the directors of the Corporation at the time of declaration.

          (b)  DIVIDEND RIGHTS OF CLASS C SPECIAL STOCK

               The holders of the Class C Special Stock shall not be entitled to receive any dividends.

     2.   VOTING RIGHTS

          (a)  VOTING OF COMMON STOCK

               Subject to the provisions of the DGCL, the holders of the Common Stock shall be entitled to receive notice of and to attend all meetings of the stockholders of the Corporation and shall be entitled to vote at all meetings of stockholders, except meetings at which only holders of another class of shares are entitled to vote. Each share of Common Stock shall entitle the holder thereof to one vote.

          (b)  VOTING OF CLASS C SPECIAL STOCK

               Subject to the provisions of the DGCL, the holders of the Class C Special Stock shall be entitled to receive notice of and to attend all meetings of the stockholders of the Corporation and shall be entitled to vote at all meetings of stockholders, except meetings at which only holders of another class of shares are entitled to vote. Each Class C share shall entitle the holder thereof to one vote.

     3.   PURCHASE RIGHTS

          (a)  COMMON STOCK PURCHASE RIGHTS OF CLASS C SPECIAL STOCK

               A holder of Class C Special Stock shall be entitled, in accordance with the provisions hereof, to acquire Common Stock of the Corporation as the same may then be constituted by tendering any of the Class C Special Stock held and registered in such holder's name together with $0.25 per share (the "Common Stock Purchase Price") on the basis of one Common Stock for each share of Class C Special Stock and $0.25. The purchase right herein provided shall be exercised by notice in writing given to the Corporation which notice shall specify the number of shares of Class C Special Stock that the holder desires to have applied to the purchase price of Common Stock. If any shares of Class C Special Stock are applied to the purchase of Common Stock pursuant to this paragraph, the holder of such shares of Class C Special Stock shall surrender the certificate or certificates representing the shares of Class C Special Stock so applied to the registered office of the Corporation, or to the transfer agent of the Corporation at the time of purchase together with cash or a certified cheque in the amount of $0.25 per share of Common Stock being acquired, and the Corporation shall thereupon issue to such holder certificates representing the number of shares of Common Stock to which the holder became entitled upon such purchase.

     4. ADJUSTMENT OF PURCHASE RIGHTS AND CONVERSION RIGHTS

          (a) In case of any reclassification or redesignation of the Common Stock (hereinafter referred to in this subsection 4(a) as the "Shares") or change of the Shares into other shares, or in case of the consolidation, amalgamation or merger of the Corporation with or into any other body corporate (other than a consolidation, amalgamation or merger which does not result in any reclassification or redesignation of the outstanding Shares or a change of the Shares into other shares), or in the case of any transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation, the holder of any shares of Class C Special Stock who thereafter shall exercise such holder's right to purchase Shares pursuant to Section 3 hereof shall be entitled to receive, and shall accept, in lieu of the number of Shares to which such holder was theretofore entitled upon such exercise of such right to purchase or convert, as the case may be, the kind and amount of Shares which such holder would have been entitled to receive as a result of such reclassification, redesignation, change, consolidation, amalgamation, merger or transfer if, on the effective date thereof, such holder had been the registered holder of the number of Shares to which such holder was theretofore entitled upon exercising such holder's right to purchase or convert, as the case may be. The subdivision or consolidation of Shares at anytime outstanding into a greater or lesser number of Shares shall be deemed not to be a reclassification of the capital of the Corporation for the purposes of this paragraph 4(a).

          (b) If and whenever the Shares shall be subdivided into a greater or consolidated into a lesser number of Shares, or the Corporation shall issue Shares (or securities exchangeable for or convertible into Shares) to the holders of all or substantially all of the outstanding Shares by way of a dividend or other distribution of Shares (or securities exchangeable for or convertible into Shares), any holder of shares of Class C Special Stock who has not exercised such holder's right of purchase pursuant to Section

               3 hereof on or prior to the effective date or record date, as the case may be of such subdivision, consolidation, dividend or other distribution, upon the exercise of such right thereafter, shall be entitled to receive, and shall accept, in lieu of the number of Shares to which such holder was theretofore entitled upon such exercise of such right to purchase or convert (and, in the case of a purchase of Shares pursuant to Section 3 hereto, at the Common Stock Purchase Price adjusted in accordance with subsection 5(a) hereof), the aggregate number of Shares that such holder would have been entitled to receive as a result of such subdivision, consolidation, dividend or other distribution as if, on such record date or effective date, as the case may be, such holder had been the registered holder of the number of Shares to which such holder was theretofore entitled upon such exercise of such right to purchase or convert, as the case may be.

     5.   ADJUSTMENT OF PURCHASE PRICE

          If the Corporation shall:

          (a) subdivide its outstanding Common Stock (hereinafter referred to in this paragraph 5 as the "Shares") into a greater number of shares,

          (b) consolidate the outstanding Shares into a lesser number of shares, or

          (c) issue Shares or securities exchangeable for or convertible into Shares ("convertible securities") to the holders of all or substantially all of the outstanding Shares by way of a dividend or distribution of Shares or securities convertible into Shares (other than the issue of Shares or convertible securities as dividends paid in the ordinary course), the Common Stock Purchase Price shall, on the effective date of such subdivision or consolidation or on the record date of such dividend or other distribution, as the case may be, be adjusted by multiplying the Common Stock Purchase Price in effect immediately prior to such subdivision, consolidation, dividend or other distribution by a fraction, the numerator of which is the number of outstanding Shares before giving effect to such subdivision, consolidation or stock dividend and the denominator of which is the number of outstanding Shares after giving effect to such subdivision, consolidation, dividend or other distribution (including in the case where convertible securities are distributed, the number of Shares that would have been outstanding had such securities been exchanged for or converted into Shares on such record date). Such adjustment shall be made successively whenever any event referred to in this Section 5 shall occur.

     6.   DISTRIBUTION RIGHTS ON LIQUIDATION

          If the Corporation is liquidated, dissolved or wound-up or its assets are otherwise distributed among the stockholders by way of repayment of capital, whether voluntary or involuntary and subject to the rights, privileges, and conditions attaching to any series of preference shares of the Corporation:

          (a) the holders of the Common Stock shall be entitled to share, equally share for share, in the distribution of the remaining assets of the Corporation; and

          (b) the holders of the Class C Special Stock shall not be entitled to share in the remaining assets of the Corporation.

                                   ARTICLE V

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the bylaws of the Corporation, subject to the voting rights of any series of Preferred Stock.

                                   ARTICLE VI

     The Corporation shall indemnify, to the fullest extent authorized or permitted by law, as the same exists or may hereafter be amended, any person who was or is made or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of any other company, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise; provided, however, that the Corporation shall not indemnify any director or officer in connection with any action by such director or officer against the Corporation unless the Corporation shall have consented to such action. The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification to employees and agents of the Corporation similar to those conferred in this Article VI to directors and officers of the Corporation. No amendment or repeal of this Article VI shall apply to or have any effect on any right to indemnification provided hereunder with respect to any acts or omission occurring prior to such amendment or repeal.

                                  ARTICLE VII

     No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such a director as a director, except to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which such director derived an improper personal benefit. If the General Corporation Law of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of Delaware as so amended. No amendment to or repeal of this Article VII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

                                  ARTICLE VIII

     The Corporation reserves the right to amend, alter, change, or repeal any provisions contained in this Certificate of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                   ARTICLE IX

     Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

                                                                     APPENDIX D

                                     BYLAWS
                                       OF
                         BIOSANTE PHARMACEUTICALS, INC.
                             A DELAWARE CORPORATION
                               (the "Corporation")

                                   ARTICLE I.
                                     OFFICES

         SECTION 1. REGISTERED OFFICE. The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

         SECTION 2. OTHER OFFICES. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine.

                                  ARTICLE II.
                            MEETINGS OF STOCKHOLDERS

         SECTION 1. PLACE OF MEETINGS. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         SECTION 2. ANNUAL MEETINGS. The annual meetings of stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meetings the stockholders shall elect by a plurality vote a Board of Directors, and transact such other business as may properly be brought before the meeting.

         SECTION 3. SPECIAL MEETINGS. Unless otherwise prescribed by law or by the Certificate of Incorporation, special meetings of stockholders, for any purpose or purposes, may be called by either (i) the Chairman, if there be one,
(ii) the President and Chief Executive Officer, (iii) the Chief Financial Officer, or (iv) the Board of Directors. Such request shall state the purpose or purposes of the proposed meeting. At a special meeting no business shall be transacted and no corporate action shall be taken other than that stated in the notice of the meeting.

         SECTION 4. NOTICE. Written or printed notice of every annual or special meeting of the stockholders, stating the place, date, time, and, in the case of special meetings, the purpose or purposes, of such meeting, shall be given to each stockholder entitled to vote at such meeting not less than ten (10), nor more than sixty (60), days before the date of the meeting.

         SECTION 5. QUORUM AND ADJOURNMENT. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed.

         SECTION 6. VOTING. Unless otherwise required by law, the Certificate of Incorporation or these Bylaws, any question brought before any meeting of stockholders shall be decided by the vote of the holders of a majority of the stock represented and entitled to vote. Each stockholder represented at a meeting of stockholders shall be entitled to cast one (1) vote for each share of the capital stock entitled to vote held by such stockholder, except as provided in the Certificate of Incorporation or a resolution of the Board of Directors fixing rights and preferences of a class or series established by the Board of Directors. Such votes may be cast in person or by proxy but no proxy shall be voted on or after three (3) years from its date, unless such proxy provides for a longer period. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot.

         SECTION 7. RECORD DATE OF STOCKHOLDERS. The Board of Directors is authorized to fix in advance a date not exceeding sixty (60) days nor less than ten (10) days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining the consent of stockholders for any purposes, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and, in such case, such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation, after such record date fixed as aforesaid.

         SECTION 8. CONSENT OF STOCKHOLDERS IN LIEU OF MEETING. Unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken at any Annual or Special Meeting of Stockholders of the Corporation, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

SECTION 9. VOTING LIST. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

         SECTION 10. STOCK LEDGER. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 10 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

         SECTION 11. CONDUCT OF MEETINGS. The Chairman, or, if there be no Chairman or in his or her absence, the Vice Chairman or any other officer designated by the Board of Directors or the Chairman, shall preside at all regular or special meetings of stockholders. To the maximum extent permitted by law, such presiding person shall have the power to set procedural rules, including but not limited to rules respecting the time allotted to stockholders to speak, governing all aspects of the conduct of such meetings.

         SECTION 12. BUSINESS TO BE CONDUCTED.

                  (a) At any annual meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted on, as are properly brought before the meeting. In order for business to be properly brought before the meeting, the business must be either (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (2) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (3) otherwise properly brought before the meeting by a stockholder who is entitled to vote at the meeting and who complies with the notice procedure set forth in this Section 12. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the date that the Corporation first released or mailed its proxy statement to stockholders in connection with the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or the anniversary date of the immediately preceding annual meeting of stockholders, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs. To be in proper written form, a stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (1) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and record address of such stockholder, (3) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (4) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (5) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

                  (b) Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 12 of Article II; provided, however, that nothing in this Section 12 of Article II shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting.

                  (c) The Chairman of the annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 12 of Article II, and if the Chairman should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

                  (d) At any special meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting by or at the direction of the Board of Directors.

         SECTION 13. STOCKHOLDER NOMINATION OF DIRECTORS. Any stockholder who intends to make a nomination of one or more persons for election to the Board of Directors of the Corporation shall have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the date that the Corporation first released or mailed its proxy statement to stockholders in connection with the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after the anniversary date of the immediately preceding annual meeting of stockholders, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs. Such stockholders' notice shall set forth (A) as to each nominee whom the stockholder proposes to nominate for election or reelection as a director, (1) the name, age, business address and residence address of the nominee, (2) the principal occupation or employment of the nominee, (3) the class and number of shares of capital stock of the Corporation which are beneficially owned by the nominee and (4) any other information concerning the nominee that would be required, under the rules of the Securities and Exchange Commission, in a proxy statement soliciting proxies of the election of such nominee; and (B) as to the stockholder giving the notice, (1) the name and record address of the stockholder, (2) the class and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder (3) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (4) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (5) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice shall include a signed consent to serve as a director of the Corporation, if elected, of each such nominee. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

                                  ARTICLE III.
                                    DIRECTORS

         SECTION 1. NUMBER AND TERM OF OFFICE. The number of directors which will constitute the whole board will be at least one, or such other number as may be determined by the Board of Directors or by the stockholders at an annual or special meeting. Except as otherwise permitted by statute, the directors will be elected at each annual meeting of the Company's stockholders (or at any special meeting of the stockholders called for that purpose) by a majority of the voting power of the shares represented and voting, and each director will be elected to serve until the next annual meeting of the stockholders and thereafter until a successor is duly elected and qualified, unless a prior vacancy will occur by reason of death, resignation, or removal for office. Directors will be natural persons, but need not be stockholders.

         SECTION 2. REMOVAL AND RESIGNATION OF DIRECTORS. Any director may be removed from the Board of Directors, with or without cause, by the holders of a majority of the shares of capital stock entitled to vote, either by written consent or consents or at any special meeting of the stockholders called for that purpose, and the office of such director shall forthwith become vacant. Any director may resign at any time. Such resignation shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the President or Secretary. The acceptance of a resignation shall not be necessary to make it effective, unless so specified therein.

         SECTION 3. VACANCIES. If the office of any director becomes vacant by reason of death, resignation, retirement, disqualification, removal from office, increase in the number of directors or otherwise, a majority of the remaining directors, although less than a quorum, at a meeting called for that purpose, or a sole remaining director, may choose a successor, for the unexpired term in respect of which such vacancy occurred or until a successor is duly elected and qualified, or until such director's earlier resignation or removal.

         SECTION 4. DUTIES AND POWERS. The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the

Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

         SECTION 5. MEETINGS. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called (i) by the Chairman, if there be one, or the President and Chief Executive Officer on twenty-four (24) hours' notice or (ii) any director on ten (10) days' notice, to each director, either personally, or by mail, telephone, facsimile, e-mail or telegram. Every such notice shall state the date, time and place of the meeting. Notice of a meeting called by a person other than the Chairman or the President and Chief Executive Officer shall state the purpose of the meeting.

         SECTION 6. QUORUM. Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         SECTION 7. ACTIONS OF BOARD. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

         SECTION 8. PARTICIPATION BY ELECTRONIC COMMUNICATIONS. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 8 shall constitute presence in person at such meeting.

         SECTION 9. COMMITTEES. The Board of Directors may, by resolution passed by a majority of the Board of Directors, designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the Corporation. The Board of Directors may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent allowed by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board if Directors in the management of the business and affairs of the Corporation. Each committee shall keep regular minutes and report to the Board of Directors when required.

         SECTION 10. COMPENSATION. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

         SECTION 11. CONDUCT OF MEETINGS. The Chairman, or, if there be no Chairman or in his or her absence, the Vice Chairman or any other officer designated by the Board of Directors, shall preside at all meetings of the Board of Directors. The Secretary shall act as secretary of all meetings of the Board of Directors, and in his or her absence any person appointed by the Chairman shall act as secretary.

         SECTION 12. CHAIRMAN OF THE BOARD. The Board of Directors shall, from time to time, elect one of the directors to serve as Chairman of the Board (the "Chairman"). The Chairman of the Board will be considered an officer of the Corporation and will have such duties as the Board of Directors will determine.

         SECTION 13. VICE CHAIRMAN OF THE BOARD. The Board of Directors shall, from time to time, elect one of the directors to serve as Vice Chairman of the Board (the "Vice Chairman"). The Vice Chairman of the Board will be considered an officer of the Corporation and will have such duties as the Board of Directors will determine.

                                  ARTICLE IV.
                                    OFFICERS

         SECTION 1. GENERAL. The officers of the Corporation shall be chosen by the Board of Directors and shall be a President and Chief Executive Officer, a Secretary and a Chief Financial Officer. The Board of Directors, in its discretion, may also choose a Chairman of the Board of Directors (who must be a director) and one (1) or more Vice Presidents, Assistant Secretaries, Assistant Financial Officers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these Bylaws. The officers of the Corporation need not be stockholders of the Corporation nor, except in the case of the Chairman of the Board of Directors, need such officers be directors of the Corporation.

         SECTION 2. ELECTION. The Board of Directors at its first meeting held after each annual meeting of stockholders shall elect the officers of the Corporation, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal.

SECTION 3. REMOVAL AND RESIGNATION. Any officer of the Corporation may be removed from office, with or without cause, by a vote of a majority of the Board of Directors. Any officer of the Corporation may resign at any time. Such resignation shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the President or Secretary. The acceptance of a resignation shall not be necessary to make it effective, unless so specified therein. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

         SECTION 4. COMPENSATION. The compensation of the officers of the Corporation shall be fixed by the Board of Directors, or any committee upon whom power in that regard may be conferred by the Board of Directors.

         SECTION 5. VOTING SECURITIES OWNED BY THE CORPORATION. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the President and Chief Executive Officer, the Chief Financial Officer or any Vice President and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

         SECTION 6. PRESIDENT AND CHIEF EXECUTIVE OFFICER. The President and Chief Executive Officer shall be the chief executive officer of the Corporation, shall have general active management of the business of the Corporation, shall see that all orders and resolutions of the Board of Directors are carried into effect and shall have and exercise all such powers and discharge such duties as usually pertain to the office of President, except to the extent otherwise provided by resolution of the Board of Directors. In the absence or disability of the Chairman of the Board, or there be none, the President and Chief Executive Officer shall preside at all meetings of the stockholders and Board of Directors. Except as otherwise prescribed by these Bylaws or the Board of Directors, the President and Chief Executive Officer shall prescribe the duties of other officers.

         SECTION 7. VICE PRESIDENTS. The Vice President or the Vice Presidents if there is more than one (1) (in the order designated by the Board of Directors) shall, at the request of the President and Chief Executive Officer or in his or her absence or in the event of his or her inability or refusal to act (and if there be no Chairman of the Board of Directors), perform the duties of the President and Chief Executive Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President and Chief Executive Officer. Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe.

         SECTION 8. SECRETARY. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President and Chief Executive Officer, under whose supervision he or she shall be.

         SECTION 9. CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and Chief Executive Officer and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his or her transactions as Chief Financial Officer and of the financial condition of the Corporation. If required by the Board of Directors, the Chief Financial Officer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

         SECTION 10. ASSISTANT SECRETARIES. Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President and Chief Executive Officer, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his or her disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

         SECTION 11. ASSISTANT FINANCIAL OFFICERS. Assistant Financial Officers, if there be any; shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President and Chief Executive Officer, any Vice President, if there be one, or the Chief Financial Officer, and in the absence of the Chief Financial Officer or in the event of his or her disability or refusal to act, shall perform the duties of the Chief Financial Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Financial Officer. If required by the Board of Directors, an Assistant Financial Officers shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from or her office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

         SECTION 12. OTHER OFFICERS. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

                                   ARTICLE V.
                                      STOCK

         SECTION 1. FORM OF CERTIFICATES. Every holder of stock in the Corporation shall be entitled to have a certificate signed, in the name of the Corporation (i) by the Chairman of the Board of Directors, the President and Chief Executive Officer or a Vice President and (ii) by the Chief Financial Officer or an Assistant Financial Officer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him, her or it in the Corporation.

         SECTION 2. SIGNATURES. Where a certificate is countersigned by (i) a transfer agent other than the Corporation or its employee, or (ii) a registrar other than the Corporation or its employee, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he, she or it were such officer, transfer agent or registrar at the date of issue.

         SECTION 3. LOST CERTIFICATES. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his, her or its legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

         SECTION 4. TRANSFERS. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his, her or its attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be cancelled before a new certificate shall be issued.

         SECTION 5. BENEFICIAL OWNERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

                                  ARTICLE VI.
                                     NOTICES

         SECTION 1. WAIVERS OF NOTICE. Any director, member of a committee or stockholder may at any time waive any notice required to be given by law, the Certificate of Incorporation or these Bylaws, by a writing signed by such person or persons entitled to said notice. If any director, member of a committee or stockholder shall be present at any meeting, his or her presence shall constitute a waiver of such notice.

         SECTION 2. NOTICES. Whenever written notice is required by law, the Certificate of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at his or her address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by facsimile, telegram, telex, e-mail or cable and will be deemed given when delivered or transmitted.

                                  ARTICLE VII.
                               GENERAL PROVISIONS

         SECTION 1. DIVIDENDS. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property, or in shares of the capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

         SECTION 2. DISBURSEMENTS. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

         SECTION 3. FISCAL YEAR. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

         SECTION 4. CORPORATE SEAL. The Corporation may, but need not, have a corporate seal. In the event the Corporation has a seal, the seal need not be affixed for any contract, resolution or other document executed by or on behalf of the Corporation to be valid and duly authorized.

                                 ARTICLE VIII.
                                 INDEMNIFICATION

         SECTION 1. RIGHT TO INDEMNIFICATION. The Corporation shall indemnify any and all of its directors or officers, including former directors or officers, and any employee, who shall serve as an officer or director of any corporation at the request of this Corporation, to the fullest extent permitted under and in accordance with the laws of the State of Delaware.

         SECTION 2. NONEXCLUSIVITY OF RIGHTS. The indemnification rights conferred on any person under this Article VIII and the laws of the State of Delaware shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the certificate of incorporation or these Bylaws, agreement, contract, vote of stockholders or disinterested directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

         SECTION 3. AMENDMENT OR REPEAL. Any repeal or modification of the foregoing provision of this Article VIII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

                                  ARTICLE IX.
                                   AMENDMENTS

         The Board of Directors shall have the power to make, rescind, alter, amend and repeal these By-laws, provided, however, that the stockholders shall have power to rescind, alter, amend or repeal any by-laws made by the Board of Directors, and to enact by-laws which if so expressed shall not be rescinded, altered, amended or repealed by the Board of Directors.

                                                           Dated: April 11, 2001

                                   APPENDIX E

                  CHAPTER 16 - WYOMING BUSINESS CORPORATION ACT

                                   ARTICLE 13
                               DISSENTERS' RIGHTS

          SUBARTICLE A. RIGHT TO DISSENT AND OBTAIN PAYMENT FOR SHARES

17-16-1301.  DEFINITIONS.--(a)  As used in this article:

     (i) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder;

     (ii) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving, new, or acquiring corporation by merger, consolidation, or share exchange of that issuer;

     (iii) "Dissenter" means a shareholder who is entitled to dissent from corporate action under W.S. 17-16-1302 and who exercises that right when and in the manner required by W.S. 17-16-1320 through 17-16-1328;

     (iv) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

     (v) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans, or, if none, at a rate that is fair and equitable under all the circumstances;

     (vi) "Record shareholder" means the person in whose names shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation;

     (vii) "Shareholder" means the record shareholder or the beneficial shareholder.

17-16-1302. RIGHT TO DISSENT.--(a) A shareholder is entitled to dissent from, and to obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

     (i) Consummation of a plan of merger or consolidation to which the corporation is a party if:

     (A) Shareholder approval is required for the merger or the consolidation by W.S. 17-16-1103 or 17-16-1111 or the articles of incorporation and the shareholder is entitled to vote on the merger or consolidation; or

     (B) The corporation is a subsidiary that is merged with its parent under W.S. 17-16-1104.

     (ii) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

     (iii) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one
(1) year after the date of sale;

     (iv) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

     (A) Alters or abolishes a preferential right of the shares;

     (B) Creates, alters or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;

     (C) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

     (D) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

     (E) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under W.S. 17-16-604.

     (v) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

     (b) A shareholder entitled to dissent and obtain payment for his shares under this article may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

17-16-1303. DISSENT BY NOMINEES AND BENEFICIAL OWNERS.--(a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one (1) person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

     (b) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

     (i) He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

     (ii) He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

           SUBARTICLE B. PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS

17-16-1320. NOTICE OF DISSENTERS' RIGHTS.--(a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article.

     (b) If corporate action creating dissenters' rights under W.S. 17-16-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in W.S. 17-16-1322.

17-16-1321. NOTICE OF INTENT TO DEMAND PAYMENT.--(a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights shall deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated and shall not vote his shares in favor of the proposed action.

     (b) A shareholder who does not satisfy the requirements of subsection (a) of this section is not entitled to payment for his shares under this article.

17-16-1322. DISSENTERS' NOTICE.--(a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of W.S. 17-16-1321.

     (b) The dissenters' notice shall be sent no later than ten (10) days after the corporate action was taken, and shall:

     (i) State where the payment demand shall be sent and where and when certificates for certificated shares shall be deposited;

     (ii) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

     (iii) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he acquired beneficial ownership of the shares before that date;

     (iv) Set a date by which the corporation shall receive the payment demand, which date may not be fewer than thirty (30) nor more than sixty (60) days after the date the notice required by subsection (a) of this section is delivered; and

     (v) Be accompanied by a copy of this article.

17-16-1323. DUTY TO DEMAND PAYMENT.--(a) A shareholder sent a dissenters' notice described in W.S. 17-16-1322 shall demand payment, certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to W.S. 17-16-1322(b)(iii), and deposit his certificates in accordance with the terms of the notice.

     (b) The shareholder who demands payment and deposits his share certificates under subsection (a) of this section retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

     (c) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this article.

17-16-1324. SHARE RESTRICTIONS.--(a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under W.S. 17-16-1326.

     (b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

17-16-1325. PAYMENT.--(a) Except as provided in W.S. 17-16-1327, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with W.S. 17-16-1323 the amount the corporation estimates to be the fair value of his shares, plus accrued interest.

     (b) The payment shall be accompanied by:

     (i) The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

     (ii) A statement of the corporation's estimate of the fair value of the shares;

     (iii) An explanation of how the interest was calculated;

     (iv) A statement of the dissenter's right to demand payment under W.S. 17-16-1328; and

     (v) A copy of this article.

17-16-1326. FAILURE TO TAKE ACTION.--(a) If the corporation does not take the proposed action within sixty (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     (b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it shall send a new dissenters' notice under W.S. 17-16-1322 and repeat the payment demand procedure.

17-16-1327. AFTER-ACQUIRED SHARES.--(a) A corporation may elect to withhold payment required by W.S. 17-16-1325 from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

     (b) To the extent the corporation elects to withhold payment under subsection (a) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under W.S. 17-16-1328.

17-16-1328. PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.--(a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate, less any payment under W.S. 17-16-1325, or reject the corporation's offer under W.S. 17-16-1327 and demand payment of the fair value of his shares and interest due, if:

     (i) The dissenter believes that the amount paid under W.S. 17-16-1325 or offered under W.S. 17-16-1327 is less than the fair value of his shares or that the interest due is incorrectly calculated;

     (ii) The corporation fails to make payment under W.S. 17-16-1325 within sixty (60) days after the date set for demanding payment; or

     (iii) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty (60) days after the date set for demanding payment.

     (b) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection (a) of this section within thirty (30) days after the corporation made or offered payment for his shares.

                   SUBARTICLE C. JUDICIAL APPRAISAL OF SHARES

17-16-1330. COURT ACTION.--(a) If a demand for payment under W.S. 17-16-1328 remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty (60) day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     (b) The corporation shall commence the proceeding in the district court of the county where a corporation's principal office, or if none in this state, its registered office, is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by he foreign corporation was located.

     (c) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

     (d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) of this section is plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in the amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     (e) Each dissenter made a party to the proceeding is entitled to judgment for:

     (i) The amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation; or

     (ii) The fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under W.S. 17-16-1327.

17-16-1331. COURT COSTS AND COUNSEL FEES.--(a) The court in an appraisal proceeding commenced under W.S. 17-16-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under W.S. 17-16-1328.

     (b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

     (i) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of W.S. 17-16-1320 through 17-16-1328; or

     (ii) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

     (c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

                                     [LOGO]

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned hereby appoints Stephen M. Simes and Phillip B. Donenberg and each of them, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of capital stock of BioSante Pharmaceuticals, Inc. held of record by the undersigned on April 23, 2001, at the Annual and Special Meeting of Shareholders to be held on June 13, 2001, or any adjournment thereof.

        /X/  Please mark your votes as in this example.

1.  ELECTION OF DIRECTORS

    (INSTRUCTION: TO VOTE FOR ANY INDIVIDUAL NOMINEE CHECK THE BOX NEXT TO THE NOMINEE'S NAME, TO VOTE AGAINST ANY INDIVIDUAL NOMINEE CHECK THE WITHHOLD BOX NEXT TO THE NOMINEE'S NAME.)

   FOR                   WITHHOLD                NOMINEE
   / /                     / /                   Louis W. Sullivan, M.D.
   / /                     / /                   Victor Morgenstern
   / /                     / /                   Ross Mangano
   / /                     / /                   Angela Ho
   / /                     / /                   Avi Ben-Abraham, M.D.
   / /                     / /                   Stephen M. Simes
   / /                     / /                   Fred Holubow
   / /                     / /                   Edward C. Rosenow III, M.D.
   / /                     / /                   Peter Kjaer

                                                2.   VOTE FOR / / OR AGAINST / / ABSTAIN / /
                                                     AMENDMENT OF 1998 STOCK OPTION PLAN
                                                     Proposal to amend the 1998 Stock Option Plan to
                                                     increase the number of shares of common stock
                                                     specifically reserved for issuance under the plan by
                                                     1,500,000 shares, from 7,000,000 shares to 8,500,000
                                                     shares.
                                                3.   VOTE FOR / / OR AGAINST / / ABSTAIN / /
                                                     REINCORPORATION IN DELAWARE
                                                     Proposal to change BioSante's state of incorporation
                                                     from Wyoming to Delaware.
                                                4.   VOTE FOR / / OR AGAINST / / ABSTAIN / /
                                                     RATIFICATION OF AUDITORS
                                                     Proposal to ratify the appointment of Deloitte &
                                                     Touche L.L.P. as independent auditors for the fiscal
                                                     year ending December 31, 2001.
                                                5.   In their discretion, the proxies are authorized to
                                                     vote upon such other business, as may properly come
                                                     before the meeting.

                                                THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE
                                                MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF
                                                NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL
                                                NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.
                                                Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as
                                                attorney, executor, administrator, trustee or guardian,
                                                please give full title as such. If a corporation, please
                                                sign in full corporate name by President or other
                                                authorized officer. If a partnership, please sign in
                                                partnership name by authorized person.

                                                Dated:  ___________________________________________ , 2001

                                                Signature  ________________________________________________

                                                Signature if held jointly  ________________________________

                                                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                                                USING THE ENCLOSED ENVELOPE.

                         BIOSANTE PHARMACEUTICALS, INC.
                              AMENDED AND RESTATED
                             1998 STOCK OPTION PLAN

                       (As amended through June 13, 2001)

1. PURPOSE OF PLAN.

         The purpose of the BioSante Pharmaceuticals, Inc. 1998 Stock Option Plan (the "Plan") is to advance the interests of BioSante Pharmaceuticals, Inc. (the "Company") and its shareholders by enabling the Company and its Subsidiaries to attract and retain persons of ability to perform services for the Company and its Subsidiaries by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its objectives, as the Board of Directors describes them.

2. DEFINITIONS.

         The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

         2.1 "CVE" means the Canadian Venture Exchange.

         2.2 "CVE Requirements" means the by-laws, rules, circulars and policies of the CVE.

         2.3 "BOARD" means the Board of Directors of the Company.

         2.4 "BROKER EXERCISE NOTICE" means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer.

         2.5 "CHANGE IN CONTROL" means an event described in Section 9.1 of the Plan.

         2.6 "CODE" means the Internal Revenue Code of 1986, as amended.

         2.7 "COMMITTEE" means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

         2.8 "COMMON STOCK" means the common stock of the Company, no par value, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

         2.9 "DISABILITY" means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

         2.10 "ELIGIBLE RECIPIENTS" means all employees of the Company or any Subsidiary and any non-employee directors, officers, consultants and independent contractors of the Company or any Subsidiary.

         2.11 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         2.12 "FAIR MARKET VALUE" means, with respect to the Common Stock, as of any date (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote) (a) the mean between the reported high and low sale prices of the Common Stock if the Common Stock is listed, admitted to unlisted trading privileges or reported on any foreign or national securities exchange or on the Nasdaq National Market or an equivalent foreign market on which sale prices are reported; (b) if the Common Stock is not so listed, admitted to unlisted trading privileges or reported, the closing bid price as reported by the Nasdaq SmallCap Market, OTC Bulletin Board or the National Quotation Bureau, Inc. or other comparable service; or (c) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

         2.13 "INCENTIVE STOCK OPTION" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an "incentive stock option" within the meaning of Section 422 of the Code.

         2.14 "NON-STATUTORY STOCK OPTION" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

         2.15 "OPTION" means an Incentive Stock Option or a Non-Statutory Stock Option.

         2.16 "PARTICIPANT" means an Eligible Recipient who receives one or more Options under the Plan.

         2.17 "PREVIOUSLY ACQUIRED SHARES" means shares of Common Stock or any other shares of capital stock of the Company that are already owned by the Participant or, with respect to any Option, that are to be issued upon the exercise of such Option.

         2.18 "RETIREMENT" means termination of employment or service pursuant to and in accordance with the regular (or, if approved by the Board for purposes of the Plan, early) retirement/pension plan or practice of the Company or Subsidiary then covering the Participant, provided that if the Participant is not covered by any such plan or practice, the Participant will be deemed to be covered by the Company's plan or practice for purposes of this determination.

         2.19 "SECURITIES ACT" means the Securities Act of 1933, as amended.

         2.20 "SUBSIDIARY" means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

         2.21 "TAX DATE" means the date any withholding tax obligation arises under the Code or other applicable tax statute for a Participant with respect to an Option.

3. PLAN ADMINISTRATION.

         3.1 THE COMMITTEE. The Plan will be administered by the Board or by a committee of the Board. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, any committee administering the Plan will consist solely of two or more members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and, if the Board so determines in its sole discretion, who are "outside directors" within the meaning of Section 162(m) of the Code. Such a committee, if established, will act by majority approval of the members (but may also take action with the written consent of all of the members of such committee), and a majority of the members of such a committee will constitute a quorum. As used in the Plan, "Committee" will refer to the Board or to such a committee, if established. To the extent consistent with corporate law, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole and absolute discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be final, conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the shareholders of the Company, the participants and their respective successors-in-interest. No member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.

         3.2 AUTHORITY OF THE COMMITTEE.

                  (a) In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Options as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Options to be made to each Participant (including the number of shares of Common Stock to be subject to each Option, the exercise price and the manner in which Options will become exercisable) and the form of written agreement, if any, evidencing such Option; (iii) the time or times when Options will be granted; (iv) the duration of each Option; and (v) the restrictions and other conditions to which the Options may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Option in the form of cash, shares of Common Stock, shares of any capital stock of the Company, or any combination of both.

                  (b) The Committee will have the authority under the Plan to amend or modify the terms of any outstanding Option in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Option, extend the term of an Option, accelerate the exercisability or otherwise terminate any restrictions relating to an Option, accept the surrender of any outstanding Option or, to the extent not previously exercised or vested, authorize the grant of new Options in substitution for surrendered Options; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment or modification to an Option, however, whether pursuant to this Section 3.2 or any other provisions of the Plan, will be deemed to be a re-grant of such Option for purposes of this Plan.

                  (c) In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other similar change in corporate structure or shares, (ii) any purchase, acquisition, sale or disposition of a significant amount of assets or a significant business, (iii) any change in accounting principles or practices, or (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Option, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the conditions to the exercisability of any outstanding Option that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

4. SHARES AVAILABLE FOR ISSUANCE.

         4.1 MAXIMUM NUMBER OF SHARES AVAILABLE. Subject to Section 4.4 below and adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 7,000,000 shares of Common Stock, plus any shares of Common Stock which, as of the date the Plan is approved by the shareholders of the Company, are reserved for issuance under the Company's existing Stock Option Plan and which are not thereafter issued or which have been issued but are subsequently forfeited and which would otherwise have been available for further issuance under such plan.

         4.2 ACCOUNTING FOR OPTIONS. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Options will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock that are subject to an Option that lapses, expires, is forfeited or for any reason is terminated unexercised and any shares of Common Stock that are subject to an Option that is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan.

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         4.3 ADJUSTMENTS TO SHARES AND OPTIONS. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to, and the exercise price of, outstanding Options.

         4.4 CVE REQUIREMENTS. So long as the Common Stock of the Company is listed on the CVE and the Company has not been exempted from the CVE Requirements the number of shares of Common Stock that may be reserved for issuance pursuant to the Plan and any other stock option plan, stock purchase plan or for remuneration for any service performed for or on behalf of the Company to any one party shall not exceed five percent of the outstanding shares of Common Stock, on a non-diluted basis;

5. PARTICIPATION.

         Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of objectives as determined by the Board of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Options as may be determined by the Committee in its sole discretion. Options will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

6. OPTIONS.

         6.1 GRANT. An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option granted under the Plan ceases for any reason to qualify as an "incentive stock option" for purposes of Section 422 of the Code, such Incentive Stock Option will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a Non-Statutory Stock Option.

         6.2 EXERCISE PRICE. The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant; provided, however, that (a) such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant with respect to an Incentive Stock Option (110% of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company), and (b) such price will not be less than 85% of the Fair Market Value of one share of Common Stock on the date of

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

grant with respect to a Non-Statutory Stock Option. Notwithstanding the foregoing, so long as the Common Stock of the Company is listed on the CVE and the Company has not been exempted from the CVE Requirements in this regard, the exercise price per share of an Option shall not be less than the price per share permitted by the CVE Requirements.

         6.3 EXERCISABILITY AND DURATION. An Option will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Incentive Stock Option may be exercisable after 10 years from its date of grant (five years from its date of grant if, (a) at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company or (b) the Common Stock of the Company is then listed on the CVE and the Company has not been exempted from the CVE Requirements in this regard).

         6.4 PAYMENT OF EXERCISE PRICE. The total purchase price of the shares to be purchased upon exercise of an Option must be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, Previously Acquired Shares, a promissory note (on terms acceptable to the Committee in its sole discretion) or by a combination of such methods.

         6.5 MANNER OF EXERCISE. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company (Attention: Chief Financial Officer) at its principal executive office in Lincolnshire, Illinois and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.4 of the Plan.

         6.6 AGGREGATE LIMITATION OF STOCK SUBJECT TO INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which incentive stock options (within the meaning of Section 422 of the Code) are exercisable for the first time by a Participant during any calendar year (under the Plan and any other incentive stock option plans of the Company or any subsidiary or parent corporation of the Company (within the meaning of the Code)) exceeds $100,000 (or such other amount as may be prescribed by the Code from time to time), such excess Options will be treated as Non-Statutory Stock Options. The determination will be made by taking incentive stock options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock Option, the Committee, in its discretion, will designate which shares will be treated as shares to be acquired upon exercise of an Incentive Stock Option.

7. EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER SERVICE.

         7.1 TERMINATION DUE TO DEATH, DISABILITY OR RETIREMENT. Unless otherwise provided by the Committee in its sole discretion in the agreement evidencing an Option:

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

                  (a) In the event a Participant's employment or other service with the Company and all Subsidiaries is terminated by reason of death or Disability, all outstanding Options then held by the Participant will remain exercisable, to the extent exercisable as of the date of such termination, for a period of six months after such termination (but in no event after the expiration date of any such Option).

                  (b) In the event a Participant's employment or other service with the Company and all Subsidiaries is terminated by reason of Retirement, all outstanding Options then held by the Participant will remain exercisable, to the extent exercisable as of the date of such termination, for a period of three months after such termination (but in no event after the expiration date of any such Option).

         7.2 TERMINATION FOR REASONS OTHER THAN DEATH, DISABILITY OR RETIREMENT.

                  (a) Unless otherwise provided by the Committee in its sole discretion in the agreement evidencing an Option, in the event a Participant's employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ or service of the Company or another Subsidiary), all rights of the Participant under the Plan and any agreements evidencing an Option will immediately terminate without notice of any kind, and no Options then held by the Participant will thereafter be exercisable; provided, however, that if such termination is due to any reason other than termination by the Company or any Subsidiary for "cause," all outstanding Options then held by such Participant will remain exercisable, to the extent exercisable as of such termination, for a period of three months after such termination (but in no event after the expiration date of any such Option).

                  (b) For purposes of this Section 7.2, "cause" (as determined by the Committee) will be as defined in any employment or other agreement or policy applicable to the Participant or, if no such agreement or policy exists, will mean (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant's overall duties, or (iv) any material breach of any employment, service, confidentiality or non-compete agreement entered into with the Company or any Subsidiary.

         7.3 MODIFICATION OF RIGHTS UPON TERMINATION. Notwithstanding the other provisions of this Section 7, upon a Participant's termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause Options (or any part thereof) then held by such Participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service; provided, however, that no Option may remain exercisable beyond its expiration date.

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

         7.4 EXERCISE OF INCENTIVE STOCK OPTIONS FOLLOWING TERMINATION. Any Incentive Stock Option that remains unexercised more than one year following termination of employment by reason of Disability or more than three months following termination for any reason other than death or Disability will thereafter be deemed to be a Non-Statutory Stock Option.

         7.5 DATE OF TERMINATION OF EMPLOYMENT OR OTHER SERVICE. Unless the Committee otherwise determines in its sole discretion, a Participant's employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records.

8. PAYMENT OF WITHHOLDING TAXES.

         8.1 GENERAL RULES. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all foreign, federal, state and local withholding and employment-related tax requirements attributable to an Option, including, without limitation, the grant or exercise of an Option or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Option.

         8.2 SPECIAL RULES. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 8.1 of the Plan by electing to tender Previously Acquired Shares, a Broker Exercise Notice or a promissory note (on terms acceptable to the Committee in its sole discretion), or by a combination of such methods.

9. CHANGE IN CONTROL.

         9.1 CHANGE IN CONTROL. For purposes of this Section 9, a "Change in Control" of the Company will mean the following:

                  (a) the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

                  (b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

                  (c) any person becomes after the effective date of the Plan the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
         Act), directly or indirectly, of (i) 20% or more, but not 50% or more, of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Continuity Directors (as defined in Section 9.2 below), or (ii) 50% or more of the

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

         combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors);

                  (d) a merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to effective date of such merger or consolidation have "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (i) more than 50%, but less than 80%, of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Continuity Directors, or (ii) 50% or less of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors);

                  (e) the Continuity Directors cease for any reason to constitute at least a majority of the Board; or

                  (f) any other change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirement.

         9.2 CONTINUITY DIRECTORS. For purposes of this Section 9, "Continuity Directors" of the Company will mean any individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Continuity Directors (either by specific vote or by approval of the Company's proxy statement in which such individual is named as a nominee for director without objection to such nomination).

         9.3 ACCELERATION OF EXERCISABILITY. Without limiting the authority of the Committee under Sections 3.2 and 4.3 of the Plan, if a Change in Control of the Company occurs, then, unless otherwise provided by the Committee in its sole discretion either in the agreement evidencing an Option at the time of grant or at any time after the grant of an Option, all outstanding Options will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the Participant to whom such Options have been granted remains in the employ or service of the Company or any Subsidiary.

10. RIGHTS OF ELIGIBLE RECIPIENTS AND PARTICIPANTS; TRANSFERABILITY.

         10.1 EMPLOYMENT OR SERVICE. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

         10.2 RIGHTS AS A SHAREHOLDER. As a holder of Options, a Participant will have no rights as a shareholder unless and until such Options are exercised for, or paid in the form of, shares of

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

Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such Options as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its discretion.

         10.3 RESTRICTIONS ON TRANSFER. Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the Plan (unless approved by the Committee in its sole discretion and the CVE, if necessary), no right or interest of any Participant in an Option prior to the exercise of such Option will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise. A Participant will, however, be entitled to designate a beneficiary to receive an Option upon such Participant's death, and in the event of a Participant's death, payment of any amounts due under the Plan will be made to, and exercise of Options (to the extent permitted pursuant to Section 7 of the Plan) may be made by, the Participant's legal representatives, heirs and legatees.

         10.4 BREACH OF CONFIDENTIALITY OR NON-COMPETE AGREEMENTS. Notwithstanding anything in the Plan to the contrary, in the event that a Participant materially breaches the terms of any confidentiality or non-compete agreement entered into with the Company or any Subsidiary, whether such breach occurs before or after termination of such Participant's employment or other service with the Company or any Subsidiary, the Committee in its sole discretion may immediately terminate all rights of the Participant under the Plan and any agreements evidencing an Option then held by the Participant without notice of any kind.

         10.5 NON-EXCLUSIVITY OF THE PLAN. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

11. SECURITIES LAW AND OTHER RESTRICTIONS.

         Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Options granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state or foreign securities laws or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

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

12. PLAN AMENDMENT, MODIFICATION AND TERMINATION.

         The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Options under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no amendments to the Plan will be effective without approval of the shareholders of the Company if shareholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of any stock exchange or Nasdaq or similar regulatory body. No termination, suspension or amendment of the Plan may adversely affect any outstanding Option without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2, 4.3 and 9 of the Plan.

13. EFFECTIVE DATE AND DURATION OF THE PLAN.

         The Plan is effective as of December 8, 1998, the date it was adopted by the Board. The Plan will terminate at midnight on December 8, 2008 and may be terminated prior to such time to by Board action, and no Option will be granted after such termination. Options outstanding upon termination of the Plan may continue to be exercised in accordance with their terms.

14. MISCELLANEOUS.

         14.1 GOVERNING LAW. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Wyoming, notwithstanding the conflicts of laws principles of any jurisdictions.

         14.2 SUCCESSORS AND ASSIGNS. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.


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